As Filed with the Securities and Exchange Commission on May 1, 2017

Registration Statement No. 333-143353

811-09137

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 24	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 111	☒

DELAWARE LIFE VARIABLE ACCOUNT I

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451 Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451 Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Executive VUL

Delaware Life Variable Account I

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

May 1, 2017

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I (the “Variable Account”), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund (Series I)

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)3

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Service Class)

MFS® Value Series (Initial Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio (Class II Shares)10

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8

Franklin Small Cap Value VIP Fund (Class 2)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,4

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

[3]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[4]	This Fund does not have different share classes.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Formerly known as The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days (or a longer period if required by applicable state law) beginning when you receive the Policy and receive a refund.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	waiver of monthly deductions

•	payment of stipulated amount

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•	loan lapse protection

•	charitable giving benefit

•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, you assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years. Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow you a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1]		(as a % of premium)

Maximum Charge on Premium up to and including Target Premium:	Upon premium receipt	35%

Maximum Charge on Premium in Excess of Target Premium:	Upon premium receipt	5.0%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

Loan Lapse Protection Rider[2]	On the Rider Exercise Date	(as a % of Account Value)

Maximum Charge:		3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Cost of Insurance for Supplemental Insurance Face Amount[3]	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[5]	Daily	(on the assets allocated to the investment options in the Variable Accounts)

Maximum Charge:		0.60%

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Charge	When Charge is Deducted	Amount Deducted
Monthly Expense Charge	At the beginning of each Policy Month

Maximum Charge: Minimum Charge:		$10.00 $5.00

Monthly Face Amount Charge[11]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]		$0.20 $0.07 $0.07
(Issue Age 45, Policy Year 1)

Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt)

4.0%

Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)

Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider[8]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)

Maximum Charge: Minimum Charge: Representative Owner Charge[3]:		$0.19 $0.01 $0.07
(Issue Age 45)

Payment of Stipulated Amount Rider[10]	At the beginning of each Policy Month	(per $100 of Stipulated Amount9)

Maximum Charge: Minimum Charge: Representative Owner Charge[3]:		$0.79 $0.14 $0.46
(male, Issue Age 45, benefit payable to age 70)

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The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2016. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.35%	1.86%

[1]	The elements making up the Premium Expense Load are discussed on page 26. The Load is deducted from premium received. The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The Load on premium in excess of Target Premium will not exceed 5%.

[2]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 20.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker, standard, medically underwritten, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[7]	For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.

[8]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 20. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[10]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. Please see the section entitled “Monthly Face Amount Charge” for additional detail.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter.

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THE VARIABLE ACCOUNT

Delaware Life Variable Account I is one of our separate accounts established in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

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More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained from our website, www.delawarelife.com, or by calling 1-888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund, with BlackRock Investment Management, LLC serving as subadviser. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund). Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

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Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary. Because Fund fees and expenses are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as We may determine, based on Our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

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ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.

We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

Generally, you must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the later of-

•	the Issue Date, or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

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Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”). If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies, without regard to the investment experience of the Variable Account. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® U.S. Government Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program. The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar

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amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the

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Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

SUPPLEMENTAL INSURANCE FACE AMOUNT

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

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The Supplemental Insurance Death Benefit will terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, plus

•	the amount of the Supplemental Insurance Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A - Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B - Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C - Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

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Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Specified Face Amount Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your sales representative for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit

The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult a qualified tax professional prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The Effective Date of Coverage for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.

Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount or Supplemental Insurance Face Amount.

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Increases in Face Amount

An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased amounts.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;

•	second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;

•	third, to the initial Supplemental Insurance Face Amount, if any; and

•	finally, to the initial Specified Face Amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation

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Date. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

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•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

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Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

SUPPLEMENTAL BENEFITS

The following supplemental benefits may be available in your state. Each rider or endorsement is subject to certain limitations and termination provisions. For additional information, please ask your sales representative.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. This rider may be elected at issue and may be discontinued at any time by making written request to the Company. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions under the Policy and any optional riders for all months for which the Insured suffers a total disability if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and Supplemental Insurance Face Amount. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Waiver of Monthly Deductions Rider is elected, the Payment of Stipulated Amount Rider cannot be elected.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the

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stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply this factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. This rider must be elected at issue only and may be discontinued at any time by making written request to the Company. If the rider is discontinued, the rider charge will also be discontinued. If the Payment of Stipulated Amount Rider is elected, the Waiver of Monthly Deductions Rider cannot be elected.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

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•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

There is no charge for this endorsement. Ask your financial adviser for the brochure that provides additional detail about the endorsement.

Enhancement Benefit

An Enhancement Benefit may be provided if you surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit represents a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

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TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be processed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We reserve the right to restrict amounts transferred to the Fixed Account from the Sub-Accounts.

We will notify you in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

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If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.

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For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If you do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

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Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

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CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge

We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount. The illustration provided at time of application will show your specific Monthly Face Amount Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge.

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The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where:

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)	is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Insurance Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, the cost of insurance rates are based on the 2001 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations”. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans”. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

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Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies, regardless of your Investment Start Date. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement; plus

•	three times the Monthly Face Amount Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

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OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless you provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to you. If you are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Suicide

If the Insured commits suicide within two years after the Investment Start Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

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Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Investment Start Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

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When required, approval of the Securities and Exchange Commission will be obtained. We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing

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of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker- Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2014, 2015, and 2016, $244,526, $282,237, and $236,177 respectively in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of

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the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

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The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

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If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

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A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

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Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December  31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the

39

Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value - The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

General Account - The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Gross Cash Surrender Value - The Account Value increased by any Enhancement Benefit.

Initial Premium - The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

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Investment Start Date - The date the first premium is applied, which will be the later of:

•	the Issue Date or

•	the Business Day we approve the application for a Policy.

Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount and additional benefits provided by rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge - A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Amount at Risk - The Net Amount at Risk equals the Death Benefit minus the Account Value.

Net Premium - The amount you pay as the premium minus the Premium Expense Load.

Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC - Securities and Exchange Commission.

Service Office - 1601 Trapelo Road, Suite 30, Waltham, MA 02451, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount - The amount of life insurance coverage you request, as specified in the Policy.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

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Supplemental Insurance Death Benefit - The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount - The amount of additional life insurance coverage you request as specified in the Policy.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Unit - A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value - The value of each Unit of assets in a Sub-Account.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date.

Variable Account - Delaware Life Variable Account I, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You - The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143353

Investment Company Act File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

May 1, 2017

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Executive VUL prospectus, dated May 1, 2017. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC,. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

We established Delaware Life Variable Account I on December 1, 1998, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Delaware Life Variable Account I as of December 31, 2016 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the

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Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2014, 2015 and 2016, were approximately $916,593, $800,010, and $467,032 respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

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Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2016 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2016

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Assets and Liabilities	3-7

Statements of Operations	8-42

Statements of Changes in Net Assets	43-95

Notes to the Financial Statements	96-127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account I:

In our opinion, for each of the sub-accounts of Delaware Life Variable Account I indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account I as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Delaware Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	Invesco V.I. Growth and Income Fund Series I (1)
AB VPS Global Thematic Growth Portfolio (Class B) (1)	Invesco V.I. International Growth Fund I (1)
AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)
AB VPS International Value Portfolio (Class B) (1)	Invesco V.I. Small Cap Equity Fund I (1)
Alger Growth & Income Portfolio I-2 (1)	M Capital Appreciation Fund (1)
Alger Mid Cap Growth Portfolio I-2 (1)	M International Equity Fund (1)
Alger Small Cap Growth Portfolio I-2 (1)	M Large Cap Growth Value Fund (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (1)	M Large Cap Value Fund (1)
American Funds Insurance Series Bond Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)
American Funds Insurance Series Global Growth Fund Class 2 (1)	MFS VIT Total Return Series Initial Class (1)
American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS VIT Total Return Series Service Class (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)
American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Initial Class (1)
American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Total Return Bond Series Initial Class (1)
American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Research Series Initial Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT I Utilities Series Initial Class (1)
Columbia Variable Portfoilo - Large Cap Growth Fund - Class 2 (3)	MFS VIT I Utilities Series Service Class (1)
Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 (2)	MFS VIT I Value Series Initial Class (1)
Delaware VIP Smid Cap Growth Series Standard Class (1)	MFS VIT I Value Series Service Class (1)
Deutsche Small Cap Index VIP Class B (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Deutsche Small Mid Value VIP Class A (1)	MFS VIT II Corporate Bond Portfolio S Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Government Securities Portfolio I Class (1)
Fidelity VIP Contrafund Portfolio (Service Class) (1)	MFS VIT II Government Securities Portfolio S Class (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Growth Portfolio (Service Class) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)
Fidelity VIP Index 500 Portfolio (Service Class) (1)	MFS VIT II Research International Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)
Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Conservative Allocation Portfolio Initial Class (1)
Fidelity VIP Overseas Portfolio (Service Class) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
First Eagle Overseas Variable Fund (1)	MFS VIT III Growth Allocation Portfolio Initial Class (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class (1)
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT III Moderate Allocation Portfolio Initial Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III New Discovery Value Portfolio Initial Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	Morgan Stanley UIF Mid Cap Growth Portfolio Class II (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Franklin Templeton U.S. Government Securities VIP Fund Class 2 (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)
Goldman Sachs VIT Large Cap Value Fund I Class (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
Goldman Sachs VIT Mid Cap Value Fund I (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund I Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
Goldman Sachs VIT Strategic International Fund (I Shares) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class (1)
Invesco V.I. American Franchise Fund Series I (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
Invesco V.I. American Value Fund Series II (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
Invesco V.I. Comstock Fund Series II (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
Invesco V.I. Core Equity Fund I (1)	Wanger USA (1)
Invesco V.I. Equity and Income Fund Series II (1)

(1)	Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of operations for the period ended April 28, 2016, and statement of changes in net assets for the period ended April 28, 2016 and December 31, 2015
(3)	Statement of net assets as of December 31, 2016, Statement of operations from April 29, 2016 (commencement of operations) through December 31, 2016, and statement of changes in net assets from April 29, 2016 through December 31, 2016.

/s/ PricewaterhouseCoopers LLP

April 28, 2017

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	6,377	$70,871	$66,452	$66,452	$—	$66,452
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	2,582	46,042	55,569	55,569	—	55,569
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	135,054	2,846,652	4,163,713	4,163,713	—	4,163,713
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	11,795	161,903	155,227	155,227	—	155,227
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	5,507	55,828	96,869	96,869	—	96,869
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	37,237	540,764	733,573	733,573	—	733,573
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	1,466	31,621	27,501	27,501	—	27,501
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	76,685	911,792	1,026,809	1,026,809	—	1,026,809
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	88,219	964,849	941,295	941,295	—	941,295
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	15,845	421,201	377,907	377,907	—	377,907
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309)	29,318	356,860	381,131	381,131	—	381,131
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	26,907	559,351	530,607	530,607	—	530,607
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	13,605	938,743	910,435	910,435	—	910,435
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	14,081	619,037	619,550	619,550	—	619,550
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	36,551	365,600	366,971	366,971	—	366,971
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	157,081	3,162,120	2,632,669	2,632,669	—	2,632,669
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	188,370	2,717,784	2,518,508	2,518,508	—	2,518,508
Columbia Variable Portfoilo - Large Cap Growth Fund - Class 2 Sub-Account (C60)	47,313	580,497	608,442	608,442	—	608,442
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (D37)	32,796	959,742	920,918	920,918	—	920,918
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	203,097	2,415,680	3,405,935	3,405,935	4	3,405,931
Deutsche Small Mid Value VIP Class A Sub-Account (S61)	175,785	2,510,616	2,926,815	2,926,815	3	2,926,812
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	210,447	3,334,368	4,227,878	4,227,878	—	4,227,878
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	33,201	530,635	544,840	544,840	—	544,840
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	55,492	1,804,489	1,800,719	1,800,719	—	1,800,719
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	229,301	5,849,913	7,576,119	7,576,119	—	7,576,119
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	26,944	325,830	336,531	336,531	—	336,531
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14)	8,548	97,836	108,475	108,475	—	108,475
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	40,728	1,662,513	2,407,019	2,407,019	—	2,407,019
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	60,913	10,465,829	13,688,528	13,688,528	—	13,688,528
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	97,363	16,140,132	22,072,135	22,072,135	—	22,072,135
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	50,585	1,605,158	1,670,830	1,670,830	—	1,670,830
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	4,499,086	4,499,086	4,499,086	4,499,086	—	4,499,086
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	327,657	5,377,052	5,812,626	5,812,626	8	5,812,618
First Eagle Overseas Variable Fund Sub-Account (FE3)	83,317	2,223,642	2,118,759	2,118,759	—	2,118,759
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	369,196	5,358,077	5,024,763	5,024,763	—	5,024,763
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	18,694	127,798	132,351	132,351	—	132,351
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	115,125	1,357,366	1,577,213	1,577,213	—	1,577,213
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	36,906	575,061	567,616	567,616	—	567,616
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	65,833	1,229,457	1,321,928	1,321,928	—	1,321,928
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	103,348	1,924,944	2,000,825	2,000,825	—	2,000,825
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	111,535	1,315,068	1,186,739	1,186,739	—	1,186,739
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29)	2	31	29	29	—	29
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	22,298	225,688	226,550	226,550	—	226,550
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	22,194	343,987	360,201	360,201	—	360,201
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	18,564	221,790	256,002	256,002	—	256,002
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (G33)	33,885	279,708	296,493	296,493	—	296,493
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	231,835	2,957,319	4,091,891	4,091,891	12	4,091,879
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	15,471	677,924	828,929	828,929	—	828,929
Invesco V.I. American Value Fund Series II Sub-Account (V35)	52,916	889,382	894,283	894,283	—	894,283

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total assets	Payable to Sponsor	Net Assets
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	14,743	$211,971	$274,510	$274,510	$—	$274,510
Invesco V.I. Core Equity Fund I Sub-Account (A39)	31,428	942,771	1,086,799	1,086,799	—	1,086,799
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	25,619	442,324	452,944	452,944	—	452,944
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	91,871	1,915,150	1,933,879	1,933,879	—	1,933,879
Invesco V.I. International Growth Fund I Sub-Account (A21)	271,900	8,724,569	8,942,801	8,942,801	11	8,942,790
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	40,025	223,613	195,722	195,722	—	195,722
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	9,930	170,294	182,505	182,505	—	182,505
M Capital Appreciation Fund Sub-Account (MB0)	22,780	655,723	666,987	666,987	—	666,987
M International Equity Fund Sub-Account (MB1)	77,695	971,409	863,972	863,972	—	863,972
M Large Cap Growth Value Fund Sub-Account (MB5)	47,984	1,058,321	958,244	958,244	—	958,244
M Large Cap Value Fund Sub-Account (MA9)	36,539	487,978	470,982	470,982	—	470,982
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	4,664,671	4,664,670	4,664,671	4,664,671	—	4,664,671
MFS VIT Total Return Series Initial Class Sub-Account (M07)	143,374	3,213,880	3,323,402	3,323,402	—	3,323,402
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,357	254,083	259,058	259,058	—	259,058
MFS VIT I Growth Series Initial Class Sub-Account (M31)	87,370	3,377,027	3,386,443	3,386,443	—	3,386,443
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	713,198	5,238,941	5,677,055	5,677,055	—	5,677,055
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	194,225	3,458,563	3,142,573	3,142,573	—	3,142,573
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	594,614	7,941,726	7,783,497	7,783,497	—	7,783,497
MFS VIT I Research Series Initial Class Sub-Account (M33)	178,399	4,244,505	4,638,386	4,638,386	—	4,638,386
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	68,395	2,267,386	1,833,660	1,833,660	—	1,833,660
MFS VIT I Utilities Series Service Class Sub-Account (M40)	8,760	259,206	230,999	230,999	—	230,999
MFS VIT I Value Series Initial Class Sub-Account (M83)	392,044	7,298,804	7,409,645	7,409,645	5	7,409,640
MFS VIT I Value Series Service Class Sub-Account (M08)	189,254	3,538,055	3,518,243	3,518,243	—	3,518,243
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	47,072	2,025,160	2,194,513	2,194,513	—	2,194,513
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	80,157	923,432	899,362	899,362	—	899,362
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	191,366	2,427,903	2,374,856	2,374,856	—	2,374,856
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	2,687	40,860	39,732	39,732	—	39,732
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	252,027	3,269,295	3,152,857	3,152,857	—	3,152,857
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	29,606	381,243	367,708	367,708	—	367,708
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	884,734	5,265,087	5,113,766	5,113,766	—	5,113,766
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	80,690	1,014,957	978,768	978,768	—	978,768
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	31,176	392,649	375,045	375,045	—	375,045
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	100,930	1,566,332	1,552,309	1,552,309	—	1,552,309
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	12,942	188,832	173,162	173,162	—	173,162
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	364,334	5,003,461	4,820,143	4,820,143	—	4,820,143
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4)	206,952	2,376,195	2,266,123	2,266,123	—	2,266,123
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	321,931	3,934,163	4,510,251	4,510,251	4	4,510,247
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	227,636	2,631,923	2,497,160	2,497,160	—	2,497,160
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	134,179	1,418,445	1,339,109	1,339,109	—	1,339,109
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	621,610	6,370,441	6,321,768	6,321,768	—	6,321,768
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	705,313	6,019,026	5,847,042	5,847,042	8	5,847,034
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	426,090	5,399,125	5,219,601	5,219,601	—	5,219,601
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	93,462	908,495	1,008,450	1,008,450	—	1,008,450
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	38,986	414,336	333,333	333,333	—	333,333
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	19,303	927,571	933,511	933,511	—	933,511
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	1,755	87,641	83,726	83,726	—	83,726
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	1,906	64,680	66,011	66,011	—	66,011
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	4,794	116,931	134,819	134,819	—	134,819
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	50,988	543,017	401,271	401,271	—	401,271
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	318,871	4,195,086	4,011,401	4,011,401	—	4,011,401
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (PK9)	4,700	53,946	54,050	54,050	—	54,050
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	169,932	2,275,125	2,085,061	2,085,061	—	2,085,061
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	816,381	9,148,383	8,686,290	8,686,290	2	8,686,288
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	222,460	3,712,435	5,158,854	5,158,854	6	5,158,848
Wanger USA Sub-Account (W42)	12,033	352,845	319,228	319,228	—	319,228

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
AL1	3,674	$66,452
A70	5,656	55,569
A71	189,710	4,163,713
A98	23,339	155,227
A55	5,284	96,869
A54	31,209	733,573
A51	1,257	27,501
308	41,407	1,026,809
301	67,805	941,295
304	16,864	377,907
309	18,031	381,131
306	26,580	530,607
303	35,149	910,435
302	25,487	619,550
305	19,378	366,971
300	161,932	2,632,669
B18	153,052	2,518,508
C60	57,674	608,442
D37	22,960	920,918
D55	91,733	3,405,931
S61	90,904	2,926,812
D18	139,403	4,227,878
FD7	24,384	544,840
F24	113,010	1,800,719
F29	241,464	7,576,119
F15	24,398	336,531
F14	7,854	108,475
F21	132,818	2,407,019
F26	776,014	13,688,528
FM7	975,271	22,072,135
F41	98,002	1,670,830
FM8	361,472	4,499,086
F23	358,382	5,812,618
FE3	145,196	2,118,759
T20	193,049	5,024,763

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Assets
FE6	6,780	$132,351
F56	60,881	1,577,213
F59	36,878	567,616
F54	89,805	1,321,928
F53	98,964	2,000,825
T28	76,324	1,186,739
T29	2	29
G30	10,766	226,550
G32	12,307	360,201
521	7,463	256,002
G33	25,398	296,493
G31	190,534	4,091,879
V15	52,189	828,929
V35	36,524	894,283
V13	15,873	274,510
A39	65,196	1,086,799
V11	21,194	452,944
IB1	69,149	1,933,879
A21	552,131	8,942,790
I84	13,128	195,722
I76	10,346	182,505
MB0	30,987	666,987
MB1	101,796	863,972
MB5	57,394	958,244
MA9	29,212	470,982
MD8	467,977	4,664,671
M07	262,823	3,323,402
M35	20,552	259,058
M31	202,027	3,386,443
MF1	333,155	5,677,055
M05	211,891	3,142,573
M06	714,186	7,783,497
M33	281,282	4,638,386
M44	187,042	1,833,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Units	Net Asset
Net Assets (continued):

M40	24,021	$230,999
M83	425,797	7,409,640
M08	289,899	3,518,243
MB6	96,672	2,194,513
MA0	54,664	899,362
MA1	328,310	2,374,856
M92	3,066	39,732
M96	167,320	3,152,857
MD2	28,993	367,708
MA6	240,964	5,113,766
M97	56,978	978,768
MD5	22,288	375,045
MD6	86,647	1,552,309
ME3	19,254	173,162
MB8	188,102	4,820,143
MF4	137,236	2,266,123
MF6	179,114	4,510,247
MF8	118,581	2,497,160
MG0	103,520	1,339,109
MF2	538,097	6,321,768
MG3	283,424	5,847,034
MG5	273,954	5,219,601
ME0	39,912	1,008,450
V43	15,527	333,333
O01	43,325	933,511
O19	5,979	83,726
O20	4,790	66,011
O21	8,117	134,819
P10	66,899	401,271
PK8	158,532	4,011,401
PK9	4,911	54,050
P06	112,670	2,085,061
P07	438,219	8,686,288
307	172,364	5,158,848
W42	17,015	319,228

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	AL1 Sub-Account	A70 Sub-Account	A71 Sub-Account

Income:
Dividend income	$1,207	$—	$31,801

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	1,207	—	31,801

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,722)	990	91,867
Realized gain distributions	4,470	—	236,146
Net realized gains (losses)	1,748	990	328,013

Net change in unrealized appreciation (depreciation)	1,172	(1,255)	59,047

Net realized and change in unrealized gains (losses)	2,920	(265)	387,060

Increase (decrease) in net assets from operations	$4,127	$(265)	$418,861

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A98 Sub-Account	A55 Sub-Account	A54 Sub-Account

Income:
Dividend income	$1,629	$1,697	$—

Expenses:
Mortality and expense risk charges	—	(45)	—

Net investment income (loss)	1,629	1,652	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(320)	2,207	89,342
Realized gain distributions	—	—	—
Net realized gains (losses)	(320)	2,207	89,342

Net change in unrealized appreciation (depreciation)	(2,123)	5,175	(81,686)

Net realized and change in unrealized gains (losses)	(2,443)	7,382	7,656

Increase (decrease) in net assets from operations	$(814)	$9,034	$7,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A51 Sub-Account	308 Sub-Account	301 Sub-Account

Income:
Dividend income	$—	$97,097	$13,296

Expenses:
Mortality and expense risk charges	(21)	—	—

Net investment income (loss)	(21)	97,097	13,296

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,345)	12,101	(277)
Realized gain distributions	3,792	—	—
Net realized gains (losses)	(553)	12,101	(277)

Net change in unrealized appreciation (depreciation)	2,899	68,017	(14,925)

Net realized and change in unrealized gains (losses)	2,346	80,118	(15,202)

Increase (decrease) in net assets from operations	$2,325	$177,215	$(1,906)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	304 Sub-Account	309 Sub-Account	306 Sub-Account

Income:
Dividend income	$34,645	$6,763	$96,935

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	34,645	6,763	96,935

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9,500)	2,965	4,318
Realized gain distributions	—	—	—
Net realized gains (losses)	(9,500)	2,965	4,318

Net change in unrealized appreciation (depreciation)	(23,418)	16,231	(91,058)

Net realized and change in unrealized gains (losses)	(32,918)	19,196	(86,740)

Increase (decrease) in net assets from operations	$1,727	$25,959	$10,195

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	303 Sub-Account	302 Sub-Account	305 Sub-Account

Income:
Dividend income	$92,347	$139,854	$21,229

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	92,347	139,854	21,229

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,768	35,404	(484)
Realized gain distributions	—	—	—
Net realized gains (losses)	11,768	35,404	(484)

Net change in unrealized appreciation (depreciation)	(3,896)	(63,034)	34,824

Net realized and change in unrealized gains (losses)	7,872	(27,630)	34,340

Increase (decrease) in net assets from operations	$100,219	$112,224	$55,569

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	300 Sub-Account	B18 Sub-Account	C60 Sub-Account

Income:
Dividend income	$284,367	$30,892	$—

Expenses:
Mortality and expense risk charges	—	(94)	—

Net investment income (loss)	284,367	30,798	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(16)	(73,614)	(177)
Realized gain distributions	—	—	—
Net realized gains (losses)	(16)	(73,614)	(177)

Net change in unrealized appreciation (depreciation)	(185,617)	142,763	27,945

Net realized and change in unrealized gains (losses)	(185,633)	69,149	27,768

Increase (decrease) in net assets from operations	$98,734	$99,947	$27,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C62 Sub-Account[1]	D37 Sub-Account	D55 Sub-Account

Income:
Dividend income	$—	$1,980	$24,968

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	1,980	24,968

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(153,519)	1,502	124,509
Realized gain distributions	134,332	109,642	227,356
Net realized gains (losses)	(19,187)	111,144	351,865

Net change in unrealized appreciation (depreciation)	(20,528)	(42,877)	204,145

Net realized and change in unrealized gains (losses)	(39,715)	68,267	556,010

Increase (decrease) in net assets from operations	$(39,715)	$70,247	$580,978

[1]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	S61 Sub-Account	D18 Sub-Account	FD7 Sub-Account

Income:
Dividend income	$15,904	$41,387	$6,378

Expenses:
Mortality and expense risk charges	—	(386)	(255)

Net investment income (loss)	15,904	41,001	6,123

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	275,650	177,570	(1,512)
Realized gain distributions	280,542	274,762	12,533
Net realized gains (losses)	556,192	452,332	11,021

Net change in unrealized appreciation (depreciation)	(149,513)	81,676	19,493

Net realized and change in unrealized gains (losses)	406,679	534,008	30,514

Increase (decrease) in net assets from operations	$422,583	$575,009	$36,637

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F24 Sub-Account	F29 Sub-Account	F15 Sub-Account

Income:
Dividend income	$10,820	$52,992	$4,278

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	10,820	52,992	4,278

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,878	109,230	8,757
Realized gain distributions	160,414	568,095	10,041
Net realized gains (losses)	168,292	677,325	18,798

Net change in unrealized appreciation (depreciation)	(47,905)	(177,504)	(5,407)

Net realized and change in unrealized gains (losses)	120,387	499,821	13,391

Increase (decrease) in net assets from operations	$131,207	$552,813	$17,669

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F14 Sub-Account	F21 Sub-Account	F26 Sub-Account

Income:
Dividend income	$1,291	$—	$180,680

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	1,291	—	180,680

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,098	96,439	1,154,084
Realized gain distributions	3,885	227,140	13,152
Net realized gains (losses)	7,983	323,579	1,167,236

Net change in unrealized appreciation (depreciation)	(5,009)	(306,718)	172,823

Net realized and change in unrealized gains (losses)	2,974	16,861	1,340,059

Increase (decrease) in net assets from operations	$4,265	$16,861	$1,520,739

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FM7 Sub-Account	F41 Sub-Account	FM8 Sub-Account

Income:
Dividend income	$295,045	$4,997	$3,881

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	295,045	4,997	3,881

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	842,395	(41,093)	—
Realized gain distributions	21,052	122,332	—
Net realized gains (losses)	863,447	81,239	—

Net change in unrealized appreciation (depreciation)	1,182,327	148,907	—

Net realized and change in unrealized gains (losses)	2,045,774	230,146	—

Increase (decrease) in net assets from operations	$2,340,819	$235,143	$3,881

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F23 Sub-Account	FE3 Sub-Account	T20 Sub-Account

Income:
Dividend income	$81,561	$12,012	$90,388

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	81,561	12,012	90,388

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	71,327	(130,426)	(57,145)
Realized gain distributions	10,316	41,556	80,958
Net realized gains (losses)	81,643	(88,870)	23,813

Net change in unrealized appreciation (depreciation)	(484,164)	200,554	209,960

Net realized and change in unrealized gains (losses)	(402,521)	111,684	233,773

Increase (decrease) in net assets from operations	$(320,960)	$123,696	$324,161

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FE6 Sub-Account	F56 Sub-Account	F59 Sub-Account

Income:
Dividend income	$4,246	$29,611	$25,508

Expenses:
Mortality and expense risk charges	—	(3)	—

Net investment income (loss)	4,246	29,608	25,508

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9,874)	53,603	(1,483)
Realized gain distributions	3,594	56,951	—
Net realized gains (losses)	(6,280)	110,554	(1,483)

Net change in unrealized appreciation (depreciation)	16,025	(915)	45,286

Net realized and change in unrealized gains (losses)	9,745	109,639	43,803

Increase (decrease) in net assets from operations	$13,991	$139,247	$69,311

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F54 Sub-Account	F53 Sub-Account	T28 Sub-Account

Income:
Dividend income	$37,251	$10,670	$40,219

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	37,251	10,670	40,219

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,265	5,889	(16,790)
Realized gain distributions	153,457	196,087	—
Net realized gains (losses)	177,722	201,976	(16,790)

Net change in unrealized appreciation (depreciation)	70,311	181,823	65,341

Net realized and change in unrealized gains (losses)	248,033	383,799	48,551

Increase (decrease) in net assets from operations	$285,284	$394,469	$88,770

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	T29 Sub-Account	G30 Sub-Account	G32 Sub-Account

Income:
Dividend income	$1	$4,681	$4,678

Expenses:
Mortality and expense risk charges	—	(756)	(160)

Net investment income (loss)	1	3,925	4,518

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	10	5,051
Realized gain distributions	—	2,248	189
Net realized gains (losses)	—	2,258	5,240

Net change in unrealized appreciation (depreciation)	(1)	16,814	43,537

Net realized and change in unrealized gains (losses)	(1)	19,072	48,777

Increase (decrease) in net assets from operations	$—	$22,997	$53,295

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	521 Sub-Account	G33 Sub-Account	G31 Sub-Account

Income:
Dividend income	$2,689	$6,289	$51,607

Expenses:
Mortality and expense risk charges	(827)	(1,146)	(2,122)

Net investment income (loss)	1,862	5,143	49,485

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,533	18,831	194,603
Realized gain distributions	6,417	—	139,227
Net realized gains (losses)	19,950	18,831	333,830

Net change in unrealized appreciation (depreciation)	27,362	(34,769)	19,131

Net realized and change in unrealized gains (losses)	47,312	(15,938)	352,961

Increase (decrease) in net assets from operations	$49,174	$(10,795)	$402,446

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V15 Sub-Account	V35 Sub-Account	V13 Sub-Account

Income:
Dividend income	$—	$832	$3,832

Expenses:
Mortality and expense risk charges	(508)	—	—

Net investment income (loss)	(508)	832	3,832

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	30,427	(10,685)	3,575
Realized gain distributions	73,503	40,364	23,034
Net realized gains (losses)	103,930	29,679	26,609

Net change in unrealized appreciation (depreciation)	(84,097)	51,050	17,816

Net realized and change in unrealized gains (losses)	19,833	80,729	44,425

Increase (decrease) in net assets from operations	$19,325	$81,561	$48,257

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A39 Sub-Account	V11 Sub-Account	IB1 Sub-Account

Income:
Dividend income	$7,957	$6,994	$19,525

Expenses:
Mortality and expense risk charges	(317)	—	—

Net investment income (loss)	7,640	6,994	19,525

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,418	(24,246)	9,185
Realized gain distributions	71,317	13,516	161,361
Net realized gains (losses)	85,735	(10,730)	170,546

Net change in unrealized appreciation (depreciation)	8,595	60,718	123,412

Net realized and change in unrealized gains (losses)	94,330	49,988	293,958

Increase (decrease) in net assets from operations	$101,970	$56,982	$313,483

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A21 Sub-Account	I84 Sub-Account	I76 Sub-Account

Income:
Dividend income	$109,544	$—	$—

Expenses:
Mortality and expense risk charges	(1,233)	—	—

Net investment income (loss)	108,311	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	96,391	3,389	1,042
Realized gain distributions	—	19,750	12,489
Net realized gains (losses)	96,391	23,139	13,531

Net change in unrealized appreciation (depreciation)	(242,502)	(21,943)	6,159

Net realized and change in unrealized gains (losses)	(146,111)	1,196	19,690

Increase (decrease) in net assets from operations	$(37,800)	$1,196	$19,690

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MB0 Sub-Account	MB1 Sub-Account	MB5 Sub-Account

Income:
Dividend income	$—	$10,259	$—

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	10,259	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,431	(4,696)	17,509
Realized gain distributions	25,533	—	54,940
Net realized gains (losses)	36,964	(4,696)	72,449

Net change in unrealized appreciation (depreciation)	77,740	(5,809)	(96,721)

Net realized and change in unrealized gains (losses)	114,704	(10,505)	(24,272)

Increase (decrease) in net assets from operations	$114,704	$(246)	$(24,272)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MA9 Sub-Account	MD8 Sub-Account	M07 Sub-Account

Income:
Dividend income	$8,413	$415	$92,817

Expenses:
Mortality and expense risk charges	—	(3,778)	(1,669)

Net investment income (loss)	8,413	(3,363)	91,148

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,051)	—	11,243
Realized gain distributions	—	—	104,350
Net realized gains (losses)	(14,051)	—	115,593

Net change in unrealized appreciation (depreciation)	45,068	1	71,524

Net realized and change in unrealized gains (losses)	31,017	1	187,117

Increase (decrease) in net assets from operations	$39,430	$(3,362)	$278,265

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M35 Sub-Account	M31 Sub-Account	MF1 Sub-Account

Income:
Dividend income	$6,506	$993	$—

Expenses:
Mortality and expense risk charges	—	(301)	(1,653)

Net investment income (loss)	6,506	692	(1,653)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,600	38,141	102,207
Realized gain distributions	8,032	135,396	388,109
Net realized gains (losses)	10,632	173,537	490,316

Net change in unrealized appreciation (depreciation)	7,608	(111,936)	(264,106)

Net realized and change in unrealized gains (losses)	18,240	61,601	226,210

Increase (decrease) in net assets from operations	$24,746	$62,293	$224,557

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M05 Sub-Account	M06 Sub-Account	M33 Sub-Account

Income:
Dividend income	$—	$288,160	$34,806

Expenses:
Mortality and expense risk charges	(468)	(1,019)	—

Net investment income (loss)	(468)	287,141	34,806

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(150,254)	(49,216)	78,427
Realized gain distributions	133,179	—	446,733
Net realized gains (losses)	(17,075)	(49,216)	525,160

Net change in unrealized appreciation (depreciation)	278,704	77,368	(189,140)

Net realized and change in unrealized gains (losses)	261,629	28,152	336,020

Increase (decrease) in net assets from operations	$261,161	$315,293	$370,826

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M44 Sub-Account	M40 Sub-Account	M83 Sub-Account

Income:
Dividend income	$69,424	$7,878	$125,677

Expenses:
Mortality and expense risk charges	(720)	—	(355)

Net investment income (loss)	68,704	7,878	125,322

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(46,156)	(9,675)	284,230
Realized gain distributions	40,960	5,003	485,443
Net realized gains (losses)	(5,196)	(4,672)	769,673

Net change in unrealized appreciation (depreciation)	130,823	19,572	(106,827)

Net realized and change in unrealized gains (losses)	125,627	14,900	662,846

Increase (decrease) in net assets from operations	$194,331	$22,778	$788,168

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M08 Sub-Account	MB6 Sub-Account	MA0 Sub-Account

Income:
Dividend income	$62,373	$30,494	$35,659

Expenses:
Mortality and expense risk charges	—	(1,652)	—

Net investment income (loss)	62,373	28,842	35,659

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(114,465)	78,120	(17,065)
Realized gain distributions	275,405	221,414	1,620
Net realized gains (losses)	160,940	299,534	(15,445)

Net change in unrealized appreciation (depreciation)	133,264	(159,121)	26,069

Net realized and change in unrealized gains (losses)	294,204	140,413	10,624

Increase (decrease) in net assets from operations	$356,577	$169,255	$46,283

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MA1 Sub-Account	M92 Sub-Account	M96 Sub-Account

Income:
Dividend income	$8,205	$—	$87,781

Expenses:
Mortality and expense risk charges	—	—	(369)

Net investment income (loss)	8,205	—	87,412

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(163,758)	379	(16,084)
Realized gain distributions	—	2,156	—
Net realized gains (losses)	(163,758)	2,535	(16,084)

Net change in unrealized appreciation (depreciation)	331,115	(195)	(34,361)

Net realized and change in unrealized gains (losses)	167,357	2,340	(50,445)

Increase (decrease) in net assets from operations	$175,562	$2,340	$36,967

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD2 Sub-Account	MA6 Sub-Account	M97 Sub-Account

Income:
Dividend income	$8,876	$341,344	$11,182

Expenses:
Mortality and expense risk charges	—	(503)	(48)

Net investment income (loss)	8,876	340,841	11,134

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(509)	(82,296)	7,042
Realized gain distributions	—	—	48,995
Net realized gains (losses)	(509)	(82,296)	56,037

Net change in unrealized appreciation (depreciation)	(7,478)	390,342	(41,614)

Net realized and change in unrealized gains (losses)	(7,987)	308,046	14,423

Increase (decrease) in net assets from operations	$889	$648,887	$25,557

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD5 Sub-Account	MD6 Sub-Account	ME3 Sub-Account

Income:
Dividend income	$3,336	$9,120	$2,305

Expenses:
Mortality and expense risk charges	—	(1,040)	—

Net investment income (loss)	3,336	8,080	2,305

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,181)	53,639	(1,057)
Realized gain distributions	19,237	175,999	—
Net realized gains (losses)	9,056	229,638	(1,057)

Net change in unrealized appreciation (depreciation)	467	(148,428)	(3,380)

Net realized and change in unrealized gains (losses)	9,523	81,210	(4,437)

Increase (decrease) in net assets from operations	$12,859	$89,290	$(2,132)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MB8 Sub-Account	MF4 Sub-Account	MF6 Sub-Account

Income:
Dividend income	$44,339	$63,217	$118,663

Expenses:
Mortality and expense risk charges	(219)	—	(422)

Net investment income (loss)	44,120	63,217	118,241

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(348,681)	(21,747)	148,863
Realized gain distributions	377,163	78,775	81,227
Net realized gains (losses)	28,482	57,028	230,090

Net change in unrealized appreciation (depreciation)	594,415	(4,761)	(9,845)

Net realized and change in unrealized gains (losses)	622,897	52,267	220,245

Increase (decrease) in net assets from operations	$667,017	$115,484	$338,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF8 Sub-Account	MG0 Sub-Account	MF2 Sub-Account

Income:
Dividend income	$70,309	$—	$78,293

Expenses:
Mortality and expense risk charges	(71)	(5)	(755)

Net investment income (loss)	70,238	(5)	77,538

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,691	(23,681)	(24,647)
Realized gain distributions	173,398	—	—
Net realized gains (losses)	181,089	(23,681)	(24,647)

Net change in unrealized appreciation (depreciation)	(69,292)	54,943	40,630

Net realized and change in unrealized gains (losses)	111,797	31,262	15,983

Increase (decrease) in net assets from operations	$182,035	$31,257	$93,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG3 Sub-Account	MG5 Sub-Account	ME0 Sub-Account

Income:
Dividend income	$48,321	$145,786	$14,988

Expenses:
Mortality and expense risk charges	—	(61)	(37)

Net investment income (loss)	48,321	145,725	14,951

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(145,409)	25,798	24,994
Realized gain distributions	460,160	255,001	154,325
Net realized gains (losses)	314,751	280,799	179,319

Net change in unrealized appreciation (depreciation)	433,352	(120,779)	149,482

Net realized and change in unrealized gains (losses)	748,103	160,020	328,801

Increase (decrease) in net assets from operations	$796,424	$305,745	$343,752

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V43 Sub-Account	O01 Sub-Account	O19 Sub-Account

Income:
Dividend income	$—	$3,678	$96

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	3,678	96

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,040)	40,445	(4,929)
Realized gain distributions	16,328	93,184	8,754
Net realized gains (losses)	12,288	133,629	3,825

Net change in unrealized appreciation (depreciation)	(23,182)	(161,752)	(3,104)

Net realized and change in unrealized gains (losses)	(10,894)	(28,123)	721

Increase (decrease) in net assets from operations	$(10,894)	$(24,445)	$817

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	O20 Sub-Account	O21 Sub-Account	P10 Sub-Account

Income:
Dividend income	$479	$1,057	$4,284

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	479	1,057	4,284

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,569)	1,954	(53,139)
Realized gain distributions	4,246	14,743	—
Net realized gains (losses)	1,677	16,697	(53,139)

Net change in unrealized appreciation (depreciation)	(4,049)	(4,130)	104,629

Net realized and change in unrealized gains (losses)	(2,372)	12,567	51,490

Increase (decrease) in net assets from operations	$(1,893)	$13,624	$55,774

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	PK8 Sub-Account	PK9 Sub-Account	P06 Sub-Account

Income:
Dividend income	$220,477	$1,227	$47,678

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	220,477	1,227	47,678

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(162,445)	(58)	(123,342)
Realized gain distributions	—	—	—
Net realized gains (losses)	(162,445)	(58)	(123,342)

Net change in unrealized appreciation (depreciation)	432,088	1,021	183,277

Net realized and change in unrealized gains (losses)	269,643	963	59,935

Increase (decrease) in net assets from operations	$490,120	$2,190	$107,613

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P07 Sub-Account	307 Sub-Account	W42 Sub-Account

Income:
Dividend income	$188,217	$—	$—

Expenses:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	188,217	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(143,298)	587,245	(22,664)
Realized gain distributions	—	—	73,654
Net realized gains (losses)	(143,298)	587,245	50,990

Net change in unrealized appreciation (depreciation)	197,076	(619,687)	(20,619)

Net realized and change in unrealized gains (losses)	53,778	(32,442)	30,371

Increase (decrease) in net assets from operations	$241,995	$(32,442)	$30,371

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AL1 Sub-Account		A70 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,207	$6,170	$—	$—
Net realized gains (losses)	1,748	26,602	990	12,153
Net change in unrealized appreciation/depreciation	1,172	(28,785)	(1,255)	(11,390)

Increase (decrease) in net assets from operations	4,127	3,987	(265)	763

Contract Owner Transactions:
Purchase payments received	31,854	28,449	(298)	2,082
Transfers between Sub-Accounts (including the Fixed Account), net	34	(740)	9,937	13,873
Withdrawals, surrenders, annuitizations and contract charges	(249,615)	(276)	(1,037)	(29,479)
Mortality and expense risk charges	(194)	(650)	—	(81)
Charges for life insurance protection and monthly administration charge	(24,075)	(32,017)	(1,440)	(6,441)

Net increase (decrease) from contract owner transactions	(241,996)	(5,234)	7,162	(20,046)

Total increase (decrease) in net assets	(237,869)	(1,247)	6,897	(19,283)

Net assets at beginning of year	304,321	305,568	48,672	67,955

Net assets at end of year	$66,452	$304,321	$55,569	$48,672

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A71 Sub-Account		A98 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$31,801	$39,580	$1,629	$3,285
Net realized gains (losses)	328,013	94,923	(320)	1,207
Net change in unrealized appreciation/depreciation	59,047	(87,328)	(2,123)	(2,144)

Increase (decrease) in net assets from operations	418,861	47,175	(814)	2,348

Contract Owner Transactions:
Purchase payments received	203,107	146,772	15,421	16,117
Transfers between Sub-Accounts (including the Fixed Account), net	599,659	(40,398)	7,123	(1,865)
Withdrawals, surrenders, annuitizations and contract charges	(155,901)	(147,117)	(2,577)	(7,426)
Mortality and expense risk charges	—	(5,544)	(95)	(178)
Charges for life insurance protection and monthly administration charge	(175,149)	(121,813)	(4,380)	(4,356)

Net increase (decrease) from contract owner transactions	471,716	(168,100)	15,492	2,292

Total increase (decrease) in net assets	890,577	(120,925)	14,678	4,640

Net assets at beginning of year	3,273,136	3,394,061	140,549	135,909

Net assets at end of year	$4,163,713	$3,273,136	$155,227	$140,549

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A55 Sub-Account		A54 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,652	$1,558	$—	$—
Net realized gains (losses)	2,207	1,436	89,342	43,572
Net change in unrealized appreciation/depreciation	5,175	(2,112)	(81,686)	(54,746)

Increase (decrease) in net assets from operations	9,034	882	7,656	(11,174)

Contract Owner Transactions:
Purchase payments received	(28)	130	34,090	40,004
Transfers between Sub-Accounts (including the Fixed Account), net	(1,403)	(3)	12,110	(13,316)
Withdrawals, surrenders, annuitizations and contract charges	(337)	(385)	(39,252)	(39,368)
Mortality and expense risk charges	—	(163)	—	(2,832)
Charges for life insurance protection and monthly administration charge	(3,371)	(2,855)	(20,240)	(22,652)

Net increase (decrease) from contract owner transactions	(5,139)	(3,276)	(13,292)	(38,164)

Total increase (decrease) in net assets	3,895	(2,394)	(5,636)	(49,338)

Net assets at beginning of year	92,974	95,368	739,209	788,547

Net assets at end of year	$96,869	$92,974	$733,573	$739,209

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A51 Sub-Account		308 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(21)	$(22)	$97,097	$13,080
Net realized gains (losses)	(553)	7,931	12,101	87,680
Net change in unrealized appreciation/depreciation	2,899	(9,878)	68,017	(121,142)

Increase (decrease) in net assets from operations	2,325	(1,969)	177,215	(20,382)

Contract Owner Transactions:
Purchase payments received	262	522	37,236	38,000
Transfers between Sub-Accounts (including the Fixed Account), net	(746)	17,007	197,678	73,153
Withdrawals, surrenders, annuitizations and contract charges	(130)	(24)	(8,290)	(40,516)
Mortality and expense risk charges	—	(26)	(1,910)	(1,327)
Charges for life insurance protection and monthly administration charge	(565)	(677)	(29,061)	(20,496)

Net increase (decrease) from contract owner transactions	(1,179)	16,802	195,653	48,814

Total increase (decrease) in net assets	1,146	14,833	372,868	28,432

Net assets at beginning of year	26,355	11,522	653,941	625,509

Net assets at end of year	$27,501	$26,355	$1,026,809	$653,941

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	301 Sub-Account		304 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$13,296	$4,417	$34,645	$6,246
Net realized gains (losses)	(277)	3,276	(9,500)	266,138
Net change in unrealized appreciation/depreciation	(14,925)	(6,851)	(23,418)	(204,898)

Increase (decrease) in net assets from operations	(1,906)	842	1,727	67,486

Contract Owner Transactions:
Purchase payments received	17,683	24,325	5,858	20,273
Transfers between Sub-Accounts (including the Fixed Account), net	684,190	50,144	(4,399)	(822,652)
Withdrawals, surrenders, annuitizations and contract charges	(3,098)	(75,331)	2	(25,065)
Mortality and expense risk charges	(1,272)	(463)	(956)	(2,104)
Charges for life insurance protection and monthly administration charge	(12,967)	(9,522)	(10,732)	(17,202)

Net increase (decrease) from contract owner transactions	684,536	(10,847)	(10,227)	(846,750)

Total increase (decrease) in net assets	682,630	(10,005)	(8,500)	(779,264)

Net assets at beginning of year	258,665	268,670	386,407	1,165,671

Net assets at end of year	$941,295	$258,665	$377,907	$386,407

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	309 Sub-Account		306 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$6,763	$9,955	$96,935	$—
Net realized gains (losses)	2,965	163,713	4,318	59,418
Net change in unrealized appreciation/depreciation	16,231	(185,421)	(91,058)	(57,750)

Increase (decrease) in net assets from operations	25,959	(11,753)	10,195	1,668

Contract Owner Transactions:
Purchase payments received	18,721	42,006	7,208	50,516
Transfers between Sub-Accounts (including the Fixed Account), net	(7,171)	(627,417)	3,416	(71,648)
Withdrawals, surrenders, annuitizations and contract charges	(6,347)	(82,015)	(3,988)	(23,075)
Mortality and expense risk charges	(753)	(1,803)	(1,169)	(1,190)
Charges for life insurance protection and monthly administration charge	(13,398)	(24,869)	(11,085)	(11,372)

Net increase (decrease) from contract owner transactions	(8,948)	(694,098)	(5,618)	(56,769)

Total increase (decrease) in net assets	17,011	(705,851)	4,577	(55,101)

Net assets at beginning of year	364,120	1,069,971	526,030	581,131

Net assets at end of year	$381,131	$364,120	$530,607	$526,030

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	303 Sub-Account		302 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$92,347	$5,862	$139,854	$14,971
Net realized gains (losses)	11,768	360,057	35,404	81,025
Net change in unrealized appreciation/depreciation	(3,896)	(295,040)	(63,034)	(81,805)

Increase (decrease) in net assets from operations	100,219	70,879	112,224	14,191

Contract Owner Transactions:
Purchase payments received	65,383	57,475	25,761	29,710
Transfers between Sub-Accounts (including the Fixed Account), net	(39,908)	(355,303)	(780,214)	768,606
Withdrawals, surrenders, annuitizations and contract charges	(4,482)	(88,097)	—	(1)
Mortality and expense risk charges	(2,175)	(2,147)	(2,241)	(1,326)
Charges for life insurance protection and monthly administration charge	(20,035)	(22,873)	(16,229)	(9,981)

Net increase (decrease) from contract owner transactions	(1,217)	(410,945)	(772,923)	787,008

Total increase (decrease) in net assets	99,002	(340,066)	(660,699)	801,199

Net assets at beginning of year	811,433	1,151,499	1,280,249	479,050

Net assets at end of year	$910,435	$811,433	$619,550	$1,280,249

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	305 Sub-Account		300 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$21,229	$35,356	$284,367	$46,026
Net realized gains (losses)	(484)	(134,513)	(16)	175,224
Net change in unrealized appreciation/depreciation	34,824	41,527	(185,617)	(355,705)

Increase (decrease) in net assets from operations	55,569	(57,630)	98,734	(134,455)

Contract Owner Transactions:
Purchase payments received	21,246	31,598	59,933	54,198
Transfers between Sub-Accounts (including the Fixed Account), net	646	(1,565,719)	(332,813)	49,838
Withdrawals, surrenders, annuitizations and contract charges	(4,246)	(34,165)	(9,947)	(1,361)
Mortality and expense risk charges	(674)	(2,834)	(5,692)	(5,996)
Charges for life insurance protection and monthly administration charge	(11,717)	(24,885)	(37,647)	(38,030)

Net increase (decrease) from contract owner transactions	5,255	(1,596,005)	(326,166)	58,649

Total increase (decrease) in net assets	60,824	(1,653,635)	(227,432)	(75,806)

Net assets at beginning of year	306,147	1,959,782	2,860,101	2,935,907

Net assets at end of year	$366,971	$306,147	$2,632,669	$2,860,101

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	B18 Sub-Account		C60 Sub-Account[2]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$30,798	$31,339	$—	$—
Net realized gains (losses)	(73,614)	164,701	(177)	—
Net change in unrealized appreciation/depreciation	142,763	(218,040)	27,945	—

Increase (decrease) in net assets from operations	99,947	(22,000)	27,768	—

Contract Owner Transactions:
Purchase payments received	143,828	216,239	34,201	—
Transfers between Sub-Accounts (including the Fixed Account), net	(163,937)	(200,790)	569,805	—
Withdrawals, surrenders, annuitizations and contract charges	(231,132)	(465,414)	(14,064)	—
Mortality and expense risk charges	(2,057)	(7,611)	(440)	—
Charges for life insurance protection and monthly administration charge	(122,979)	(120,680)	(8,828)	—

Net increase (decrease) from contract owner transactions	(376,277)	(578,256)	580,674	—

Total increase (decrease) in net assets	(276,330)	(600,256)	608,442	—

Net assets at beginning of year	2,794,838	3,395,094	—	—

Net assets at end of year	$2,518,508	$2,794,838	$608,442	$—

[2]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C62 Sub-Account[3]		D37 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$1,980	$2,942
Net realized gains (losses)	(19,187)	184,359	111,144	100,043
Net change in unrealized appreciation/depreciation	(20,528)	(171,529)	(42,877)	(64,321)

Increase (decrease) in net assets from operations	(39,715)	12,830	70,247	38,664

Contract Owner Transactions:
Purchase payments received	4,816	48,028	40,868	30,666
Transfers between Sub-Accounts (including the Fixed Account), net	(531,844)	(158,682)	(2,725)	69,366
Withdrawals, surrenders, annuitizations and contract charges	(4,746)	(31,587)	(12,637)	3,502
Mortality and expense risk charges	(315)	(1,168)	—	(2,098)
Charges for life insurance protection and monthly administration charge	(5,057)	(16,694)	(25,885)	(30,370)

Net increase (decrease) from contract owner transactions	(537,146)	(160,103)	(379)	71,066

Total increase (decrease) in net assets	(576,861)	(147,273)	69,868	109,730

Net assets at beginning of year	576,861	724,134	851,050	741,320

Net assets at end of year	$—	$576,861	$920,918	$851,050

[3]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	D55 Sub-Account		S61 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$24,968	$25,101	$15,904	$9,138
Net realized gains (losses)	351,865	392,823	556,192	462,577
Net change in unrealized appreciation/depreciation	204,145	(570,783)	(149,513)	(508,268)

Increase (decrease) in net assets from operations	580,978	(152,859)	422,583	(36,553)

Contract Owner Transactions:
Purchase payments received	38,197	83,017	113,825	132,964
Transfers between Sub-Accounts (including the Fixed Account), net	(12,633)	(47,596)	(45,078)	(170,927)
Withdrawals, surrenders, annuitizations and contract charges	(118,232)	(313,023)	(130,786)	(90,401)
Mortality and expense risk charges	(572)	(6,589)	—	(6,691)
Charges for life insurance protection and monthly administration charge	(94,743)	(94,478)	(79,235)	(78,557)

Net increase (decrease) from contract owner transactions	(187,983)	(378,669)	(141,274)	(213,612)

Total increase (decrease) in net assets	392,995	(531,528)	281,309	(250,165)

Net assets at beginning of year	3,012,936	3,544,464	2,645,503	2,895,668

Net assets at end of year	$3,405,931	$3,012,936	$2,926,812	$2,645,503

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	D18 Sub-Account		FD7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$41,001	$25,050	$6,123	$6,536
Net realized gains (losses)	452,332	907,467	11,021	21,031
Net change in unrealized appreciation/depreciation	81,676	(1,027,971)	19,493	(27,453)

Increase (decrease) in net assets from operations	575,009	(95,454)	36,637	114

Contract Owner Transactions:
Purchase payments received	164,522	217,638	85,738	59,608
Transfers between Sub-Accounts (including the Fixed Account), net	(59,334)	(200,753)	37,806	23,563
Withdrawals, surrenders, annuitizations and contract charges	(137,519)	(150,891)	(14,940)	(15,817)
Mortality and expense risk charges	—	(6,655)	(398)	(1,212)
Charges for life insurance protection and monthly administration charge	(169,646)	(160,430)	(38,512)	(37,655)

Net increase (decrease) from contract owner transactions	(201,977)	(301,091)	69,694	28,487

Total increase (decrease) in net assets	373,032	(396,545)	106,331	28,601

Net assets at beginning of year	3,854,846	4,251,391	438,509	409,908

Net assets at end of year	$4,227,878	$3,854,846	$544,840	$438,509

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F24 Sub-Account		F29 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$10,820	$16,731	$52,992	$69,978
Net realized gains (losses)	168,292	737,308	677,325	838,845
Net change in unrealized appreciation/depreciation	(47,905)	(754,861)	(177,504)	(863,078)

Increase (decrease) in net assets from operations	131,207	(822)	552,813	45,745

Contract Owner Transactions:
Purchase payments received	56,578	183,884	261,252	291,551
Transfers between Sub-Accounts (including the Fixed Account), net	23,078	(1,039,464)	(109,077)	(435,932)
Withdrawals, surrenders, annuitizations and contract charges	(195,167)	(402,385)	(188,013)	(97,524)
Mortality and expense risk charges	(2,099)	(7,444)	—	(13,936)
Charges for life insurance protection and monthly administration charge	(56,305)	(72,258)	(233,367)	(226,355)

Net increase (decrease) from contract owner transactions	(173,915)	(1,337,667)	(269,205)	(482,196)

Total increase (decrease) in net assets	(42,708)	(1,338,489)	283,608	(436,451)

Net assets at beginning of year	1,843,427	3,181,916	7,292,511	7,728,962

Net assets at end of year	$1,800,719	$1,843,427	$7,576,119	$7,292,511

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F15 Sub-Account		F14 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4,278	$5,242	$1,291	$1,880
Net realized gains (losses)	18,798	18,475	7,983	2,237
Net change in unrealized appreciation/depreciation	(5,407)	(23,986)	(5,009)	(4,936)

Increase (decrease) in net assets from operations	17,669	(269)	4,265	(819)

Contract Owner Transactions:
Purchase payments received	48,642	48,573	9,982	13,102
Transfers between Sub-Accounts (including the Fixed Account), net	2	(243)	(25,057)	(303)
Withdrawals, surrenders, annuitizations and contract charges	(23,098)	(64,494)	(1,152)	(531)
Mortality and expense risk charges	(572)	(698)	(114)	(370)
Charges for life insurance protection and monthly administration charge	(24,732)	(23,613)	(3,564)	(3,487)

Net increase (decrease) from contract owner transactions	242	(40,475)	(19,905)	8,411

Total increase (decrease) in net assets	17,911	(40,744)	(15,640)	7,592

Net assets at beginning of year	318,620	359,364	124,115	116,523

Net assets at end of year	$336,531	$318,620	$108,475	$124,115

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F21 Sub-Account		F26 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$4,004	$180,680	$223,784
Net realized gains (losses)	323,579	201,301	1,167,236	759,557
Net change in unrealized appreciation/depreciation	(306,718)	(43,762)	172,823	(878,869)

Increase (decrease) in net assets from operations	16,861	161,543	1,520,739	104,472

Contract Owner Transactions:
Purchase payments received	87,297	114,732	443,275	546,158
Transfers between Sub-Accounts (including the Fixed Account), net	(15,042)	(968)	18,123	(802,147)
Withdrawals, surrenders, annuitizations and contract charges	(112,560)	(294,447)	(191,062)	(188,087)
Mortality and expense risk charges	—	(4,144)	(17,986)	(25,356)
Charges for life insurance protection and monthly administration charge	(61,141)	(62,878)	(255,721)	(238,018)

Net increase (decrease) from contract owner transactions	(101,446)	(247,705)	(3,371)	(707,450)

Total increase (decrease) in net assets	(84,585)	(86,162)	1,517,368	(602,978)

Net assets at beginning of year	2,491,604	2,577,766	12,171,160	12,774,138

Net assets at end of year	$2,407,019	$2,491,604	$13,688,528	$12,171,160

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FM7 Sub-Account		F41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$295,045	$389,880	$4,997	$4,709
Net realized gains (losses)	863,447	2,191,150	81,239	365,058
Net change in unrealized appreciation/depreciation	1,182,327	(2,390,741)	148,907	(387,604)

Increase (decrease) in net assets from operations	2,340,819	190,289	235,143	(17,837)

Contract Owner Transactions:
Purchase payments received	1,180,674	1,214,411	80,350	143,329
Transfers between Sub-Accounts (including the Fixed Account), net	45,050	(638,743)	(127,212)	(774,246)
Withdrawals, surrenders, annuitizations and contract charges	(416,409)	(1,119,626)	(50,238)	(205,267)
Mortality and expense risk charges	—	(32,903)	(2,682)	(4,209)
Charges for life insurance protection and monthly administration charge	(1,228,325)	(1,150,076)	(39,564)	(49,801)

Net increase (decrease) from contract owner transactions	(419,010)	(1,726,937)	(139,346)	(890,194)

Total increase (decrease) in net assets	1,921,809	(1,536,648)	95,797	(908,031)

Net assets at beginning of year	20,150,326	21,686,974	1,575,033	2,483,064

Net assets at end of year	$22,072,135	$20,150,326	$1,670,830	$1,575,033

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FM8 Sub-Account		F23 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,881	$385	$81,561	$84,560
Net realized gains (losses)	—	—	81,643	629,134
Net change in unrealized appreciation/depreciation	—	—	(484,164)	(467,725)

Increase (decrease) in net assets from operations	3,881	385	(320,960)	245,969

Contract Owner Transactions:
Purchase payments received	780,845	255,083	313,851	274,192
Transfers between Sub-Accounts (including the Fixed Account), net	667,437	(56,982)	(51,711)	(307,087)
Withdrawals, surrenders, annuitizations and contract charges	(187,107)	(209,272)	(207,991)	(357,691)
Mortality and expense risk charges	—	(12,374)	—	(13,985)
Charges for life insurance protection and monthly administration charge	(478,520)	(422,758)	(225,378)	(241,805)

Net increase (decrease) from contract owner transactions	782,655	(446,303)	(171,229)	(646,376)

Total increase (decrease) in net assets	786,536	(445,918)	(492,189)	(400,407)

Net assets at beginning of year	3,712,550	4,158,468	6,304,807	6,705,214

Net assets at end of year	$4,499,086	$3,712,550	$5,812,618	$6,304,807

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FE3 Sub-Account		T20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$12,012	$19,661	$90,388	$172,183
Net realized gains (losses)	(88,870)	176,739	23,813	626,701
Net change in unrealized appreciation/depreciation	200,554	(154,577)	209,960	(1,071,239)

Increase (decrease) in net assets from operations	123,696	41,823	324,161	(272,355)

Contract Owner Transactions:
Purchase payments received	147,976	191,390	309,792	309,417
Transfers between Sub-Accounts (including the Fixed Account), net	(852,476)	1,341,212	(252,422)	(1,157,089)
Withdrawals, surrenders, annuitizations and contract charges	(181,648)	(425,000)	(102,353)	(378,184)
Mortality and expense risk charges	(3,990)	(6,695)	—	(9,200)
Charges for life insurance protection and monthly administration charge	(66,271)	(67,535)	(184,581)	(228,167)

Net increase (decrease) from contract owner transactions	(956,409)	1,033,372	(229,564)	(1,463,223)

Total increase (decrease) in net assets	(832,713)	1,075,195	94,597	(1,735,578)

Net assets at beginning of year	2,951,472	1,876,277	4,930,166	6,665,744

Net assets at end of year	$2,118,759	$2,951,472	$5,024,763	$4,930,166

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FE6 Sub-Account		F56 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4,246	$6,656	$29,608	$47,103
Net realized gains (losses)	(6,280)	647	110,554	33,923
Net change in unrealized appreciation/depreciation	16,025	(21,952)	(915)	(190,239)

Increase (decrease) in net assets from operations	13,991	(14,649)	139,247	(109,213)

Contract Owner Transactions:
Purchase payments received	12,642	14,805	106,267	104,129
Transfers between Sub-Accounts (including the Fixed Account), net	—	(10)	(14,738)	(119,894)
Withdrawals, surrenders, annuitizations and contract charges	(117,967)	708	(65,583)	(291,980)
Mortality and expense risk charges	(240)	(529)	(85)	(4,607)
Charges for life insurance protection and monthly administration charge	(2,066)	(4,199)	(59,977)	(83,156)

Net increase (decrease) from contract owner transactions	(107,631)	10,775	(34,116)	(395,508)

Total increase (decrease) in net assets	(93,640)	(3,874)	105,131	(504,721)

Net assets at beginning of year	225,991	229,865	1,472,082	1,976,803

Net assets at end of year	$132,351	$225,991	$1,577,213	$1,472,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F59 Sub-Account		F54 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$25,508	$33,751	$37,251	$62,406
Net realized gains (losses)	(1,483)	33,575	177,722	344,195
Net change in unrealized appreciation/depreciation	45,286	(107,451)	70,311	(491,145)

Increase (decrease) in net assets from operations	69,311	(40,125)	285,284	(84,544)

Contract Owner Transactions:
Purchase payments received	28,025	41,535	39,866	65,472
Transfers between Sub-Accounts (including the Fixed Account), net	973	37,429	(216,442)	(647,590)
Withdrawals, surrenders, annuitizations and contract charges	(35,871)	(304,231)	(63,235)	(221,420)
Mortality and expense risk charges	(710)	(1,464)	(2,609)	(3,786)
Charges for life insurance protection and monthly administration charge	(17,690)	(25,737)	(43,252)	(48,181)

Net increase (decrease) from contract owner transactions	(25,273)	(252,468)	(285,672)	(855,505)

Total increase (decrease) in net assets	44,038	(292,593)	(388)	(940,049)

Net assets at beginning of year	523,578	816,171	1,322,316	2,262,365

Net assets at end of year	$567,616	$523,578	$1,321,928	$1,322,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F53 Sub-Account		T28 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$10,670	$10,407	$40,219	$108,805
Net realized gains (losses)	201,976	340,070	(16,790)	(96,550)
Net change in unrealized appreciation/depreciation	181,823	(462,899)	65,341	(69,699)

Increase (decrease) in net assets from operations	394,469	(112,422)	88,770	(57,444)

Contract Owner Transactions:
Purchase payments received	71,394	58,085	20,071	93,910
Transfers between Sub-Accounts (including the Fixed Account), net	346,826	(296,266)	(13,977)	(475,466)
Withdrawals, surrenders, annuitizations and contract charges	(47,699)	(47,433)	(1,117)	(106,072)
Mortality and expense risk charges	(1,498)	(3,165)	(2,153)	(3,286)
Charges for life insurance protection and monthly administration charge	(36,906)	(36,690)	(52,364)	(58,159)

Net increase (decrease) from contract owner transactions	332,117	(325,469)	(49,540)	(549,073)

Total increase (decrease) in net assets	726,586	(437,891)	39,230	(606,517)

Net assets at beginning of year	1,274,239	1,712,130	1,147,509	1,754,026

Net assets at end of year	$2,000,825	$1,274,239	$1,186,739	$1,147,509

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T29 Sub-Account		G30 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1	$1	$3,925	$2,277
Net realized gains (losses)	—	—	2,258	26,557
Net change in unrealized appreciation/depreciation	(1)	1	16,814	(39,111)

Increase (decrease) in net assets from operations	—	2	22,997	(10,277)

Contract Owner Transactions:
Purchase payments received	—	—	5,630	5,007
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,077	2,365
Withdrawals, surrenders, annuitizations and contract charges	—	(1)	(270)	108
Mortality and expense risk charges	—	—	—	(6)
Charges for life insurance protection and monthly administration charge	(7)	(7)	(5,728)	(9,627)

Net increase (decrease) from contract owner transactions	(7)	(8)	1,709	(2,153)

Total increase (decrease) in net assets	(7)	(6)	24,706	(12,430)

Net assets at beginning of year	36	42	201,844	214,274

Net assets at end of year	$29	$36	$226,550	$201,844

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	G32 Sub-Account		521 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4,518	$1,341	$1,862	$(197)
Net realized gains (losses)	5,240	29,345	19,950	45,481
Net change in unrealized appreciation/depreciation	43,537	(66,643)	27,362	(50,751)

Increase (decrease) in net assets from operations	53,295	(35,957)	49,174	(5,467)

Contract Owner Transactions:
Purchase payments received	(1,298)	8,025	8,731	11,368
Transfers between Sub-Accounts (including the Fixed Account), net	(14,529)	34,757	1,442	(17,314)
Withdrawals, surrenders, annuitizations and contract charges	(18,163)	(5,581)	(15,108)	(15,789)
Mortality and expense risk charges	—	(274)	—	(23)
Charges for life insurance protection and monthly administration charge	(5,607)	(5,931)	(13,663)	(16,221)

Net increase (decrease) from contract owner transactions	(39,597)	30,996	(18,598)	(37,979)

Total increase (decrease) in net assets	13,698	(4,961)	30,576	(43,446)

Net assets at beginning of year	346,503	351,464	225,426	268,872

Net assets at end of year	$360,201	$346,503	$256,002	$225,426

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	G33 Sub-Account		G31 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$5,143	$4,882	$49,485	$54,215
Net realized gains (losses)	18,831	9,573	333,830	623,623
Net change in unrealized appreciation/depreciation	(34,769)	(11,480)	19,131	(684,864)

Increase (decrease) in net assets from operations	(10,795)	2,975	402,446	(7,026)

Contract Owner Transactions:
Purchase payments received	24,566	18,664	159,828	193,105
Transfers between Sub-Accounts (including the Fixed Account), net	5,858	3,124	(28,441)	(292,499)
Withdrawals, surrenders, annuitizations and contract charges	(41,598)	(2,575)	(264,761)	(258,852)
Mortality and expense risk charges	—	(16)	—	(9,196)
Charges for life insurance protection and monthly administration charge	(27,056)	(26,717)	(147,092)	(143,491)

Net increase (decrease) from contract owner transactions	(38,230)	(7,520)	(280,466)	(510,933)

Total increase (decrease) in net assets	(49,025)	(4,545)	121,980	(517,959)

Net assets at beginning of year	345,518	350,063	3,969,899	4,487,858

Net assets at end of year	$296,493	$345,518	$4,091,879	$3,969,899

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V15 Sub-Account		V35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(508)	$(572)	$832	$(17)
Net realized gains (losses)	103,930	69,953	29,679	140,454
Net change in unrealized appreciation/depreciation	(84,097)	(34,057)	51,050	(219,013)

Increase (decrease) in net assets from operations	19,325	35,324	81,561	(78,576)

Contract Owner Transactions:
Purchase payments received	21,206	36,630	6,087	33,078
Transfers between Sub-Accounts (including the Fixed Account), net	17,229	(85,806)	523,208	(407,890)
Withdrawals, surrenders, annuitizations and contract charges	(28,291)	(58,780)	(11,140)	(17,172)
Mortality and expense risk charges	—	(622)	(292)	(695)
Charges for life insurance protection and monthly administration charge	(40,837)	(50,880)	(14,322)	(36,133)

Net increase (decrease) from contract owner transactions	(30,693)	(159,458)	503,541	(428,812)

Total increase (decrease) in net assets	(11,368)	(124,134)	585,102	(507,388)

Net assets at beginning of year	840,297	964,431	309,181	816,569

Net assets at end of year	$828,929	$840,297	$894,283	$309,181

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V13 Sub-Account		A39 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,832	$4,462	$7,640	$12,412
Net realized gains (losses)	26,609	97,204	85,735	163,100
Net change in unrealized appreciation/depreciation	17,816	(140,121)	8,595	(243,072)

Increase (decrease) in net assets from operations	48,257	(38,455)	101,970	(67,560)

Contract Owner Transactions:
Purchase payments received	23,002	31,216	31,878	46,418
Transfers between Sub-Accounts (including the Fixed Account), net	(53,606)	(282,254)	1,582	(6,461)
Withdrawals, surrenders, annuitizations and contract charges	(2,571)	10,996	(13,147)	(81,305)
Mortality and expense risk charges	(421)	(541)	(971)	(1,342)
Charges for life insurance protection and monthly administration charge	(5,970)	(11,686)	(32,390)	(37,325)

Net increase (decrease) from contract owner transactions	(39,566)	(252,269)	(13,048)	(80,015)

Total increase (decrease) in net assets	8,691	(290,724)	88,922	(147,575)

Net assets at beginning of year	265,819	556,543	997,877	1,145,452

Net assets at end of year	$274,510	$265,819	$1,086,799	$997,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V11 Sub-Account		IB1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$6,994	$12,540	$19,525	$50,076
Net realized gains (losses)	(10,730)	113,411	170,546	333,645
Net change in unrealized appreciation/depreciation	60,718	(133,429)	123,412	(444,169)

Increase (decrease) in net assets from operations	56,982	(7,478)	313,483	(60,448)

Contract Owner Transactions:
Purchase payments received	41,860	63,081	76,369	85,107
Transfers between Sub-Accounts (including the Fixed Account), net	(2,739)	(519,384)	(25,618)	(231,008)
Withdrawals, surrenders, annuitizations and contract charges	(7,527)	(144,466)	(29,287)	(22,762)
Mortality and expense risk charges	(575)	(3,990)	—	(3,796)
Charges for life insurance protection and monthly administration charge	(16,085)	(30,351)	(57,697)	(52,119)

Net increase (decrease) from contract owner transactions	14,934	(635,110)	(36,233)	(224,578)

Total increase (decrease) in net assets	71,916	(642,588)	277,250	(285,026)

Net assets at beginning of year	381,028	1,023,616	1,656,629	1,941,655

Net assets at end of year	$452,944	$381,028	$1,933,879	$1,656,629

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A21 Sub-Account		I84 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$108,311	$126,067	$—	$—
Net realized gains (losses)	96,391	273,856	23,139	60,999
Net change in unrealized appreciation/depreciation	(242,502)	(663,426)	(21,943)	(59,752)

Increase (decrease) in net assets from operations	(37,800)	(263,503)	1,196	1,247

Contract Owner Transactions:
Purchase payments received	459,337	353,833	(34)	1,435
Transfers between Sub-Accounts (including the Fixed Account), net	1,426,570	938,343	(3,488)	(5)
Withdrawals, surrenders, annuitizations and contract charges	(312,287)	(275,314)	(974)	(778)
Mortality and expense risk charges	(2,183)	(25,350)	—	(305)
Charges for life insurance protection and monthly administration charge	(339,291)	(332,692)	(3,996)	(3,510)

Net increase (decrease) from contract owner transactions	1,232,146	658,820	(8,492)	(3,163)

Total increase (decrease) in net assets	1,194,346	395,317	(7,296)	(1,916)

Net assets at beginning of year	7,748,444	7,353,127	203,018	204,934

Net assets at end of year	$8,942,790	$7,748,444	$195,722	$203,018

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	I76 Sub-Account		MB0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	13,531	38,559	36,964	119,615
Net change in unrealized appreciation/depreciation	6,159	(49,065)	77,740	(160,027)

Increase (decrease) in net assets from operations	19,690	(10,506)	114,704	(40,412)

Contract Owner Transactions:
Purchase payments received	(1,182)	931	17,506	46,970
Transfers between Sub-Accounts (including the Fixed Account), net	(948)	9,446	7,039	(36,176)
Withdrawals, surrenders, annuitizations and contract charges	(3,837)	(306)	(55,433)	(64,279)
Mortality and expense risk charges	—	(177)	—	(1,976)
Charges for life insurance protection and monthly administration charge	(4,167)	(4,343)	(18,911)	(23,900)

Net increase (decrease) from contract owner transactions	(10,134)	5,551	(49,799)	(79,361)

Total increase (decrease) in net assets	9,556	(4,955)	64,905	(119,773)

Net assets at beginning of year	172,949	177,904	602,082	721,855

Net assets at end of year	$182,505	$172,949	$666,987	$602,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB1 Sub-Account		MB5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$10,259	$15,330	$—	$300
Net realized gains (losses)	(4,696)	19,772	72,449	302,070
Net change in unrealized appreciation/depreciation	(5,809)	(60,732)	(96,721)	(211,195)

Increase (decrease) in net assets from operations	(246)	(25,630)	(24,272)	91,175

Contract Owner Transactions:
Purchase payments received	28,858	42,564	31,894	43,804
Transfers between Sub-Accounts (including the Fixed Account), net	77,175	(9,272)	34,449	(98,038)
Withdrawals, surrenders, annuitizations and contract charges	(81,155)	(147,914)	(93,529)	(160,327)
Mortality and expense risk charges	—	(2,767)	—	(1,196)
Charges for life insurance protection and monthly administration charge	(21,790)	(25,240)	(25,708)	(33,025)

Net increase (decrease) from contract owner transactions	3,088	(142,629)	(52,894)	(248,782)

Total increase (decrease) in net assets	2,842	(168,259)	(77,166)	(157,607)

Net assets at beginning of year	861,130	1,029,389	1,035,410	1,193,017

Net assets at end of year	$863,972	$861,130	$958,244	$1,035,410

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA9 Sub-Account		MD8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$8,413	$6,966	$(3,363)	$(3,863)
Net realized gains (losses)	(14,051)	93,030	—	1
Net change in unrealized appreciation/depreciation	45,068	(99,713)	1	—

Increase (decrease) in net assets from operations	39,430	283	(3,362)	(3,862)

Contract Owner Transactions:
Purchase payments received	26,017	37,449	839,289	754,788
Transfers between Sub-Accounts (including the Fixed Account), net	(3,969)	4,948	(4,932,237)	4,680,109
Withdrawals, surrenders, annuitizations and contract charges	(78,640)	(153,640)	(324,010)	(1,563,126)
Mortality and expense risk charges	—	(1,037)	(6,619)	(35,130)
Charges for life insurance protection and monthly administration charge	(14,960)	(19,566)	(465,801)	(436,398)

Net increase (decrease) from contract owner transactions	(71,552)	(131,846)	(4,889,378)	3,400,243

Total increase (decrease) in net assets	(32,122)	(131,563)	(4,892,740)	3,396,381

Net assets at beginning of year	503,104	634,667	9,557,411	6,161,030

Net assets at end of year	$470,982	$503,104	$4,664,671	$9,557,411

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M07 Sub-Account		M35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$91,148	$83,063	$6,506	$5,929
Net realized gains (losses)	115,593	149,440	10,632	12,608
Net change in unrealized appreciation/depreciation	71,524	(243,329)	7,608	(20,167)

Increase (decrease) in net assets from operations	278,265	(10,826)	24,746	(1,630)

Contract Owner Transactions:
Purchase payments received	124,945	111,904	19,244	34,316
Transfers between Sub-Accounts (including the Fixed Account), net	129,190	(68,482)	728	(34,963)
Withdrawals, surrenders, annuitizations and contract charges	(161,717)	(201,545)	(4,957)	(10,195)
Mortality and expense risk charges	—	(3,599)	(558)	(833)
Charges for life insurance protection and monthly administration charge	(143,512)	(153,502)	(8,118)	(7,977)

Net increase (decrease) from contract owner transactions	(51,094)	(315,224)	6,339	(19,652)

Total increase (decrease) in net assets	227,171	(326,050)	31,085	(21,282)

Net assets at beginning of year	3,096,231	3,422,281	227,973	249,255

Net assets at end of year	$3,323,402	$3,096,231	$259,058	$227,973

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M31 Sub-Account		MF1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$692	$560	$(1,653)	$(1,795)
Net realized gains (losses)	173,537	47,110	490,316	597,918
Net change in unrealized appreciation/depreciation	(111,936)	(7,303)	(264,106)	(372,748)

Increase (decrease) in net assets from operations	62,293	40,367	224,557	223,375

Contract Owner Transactions:
Purchase payments received	153,035	38,840	116,374	146,125
Transfers between Sub-Accounts (including the Fixed Account), net	2,269,262	465,604	789,753	(115,772)
Withdrawals, surrenders, annuitizations and contract charges	(30,162)	(7,685)	(107,936)	(84,783)
Mortality and expense risk charges	(1,008)	(1,337)	(1,514)	(7,316)
Charges for life insurance protection and monthly administration charge	(102,767)	(35,046)	(155,389)	(157,146)

Net increase (decrease) from contract owner transactions	2,288,360	460,376	641,288	(218,892)

Total increase (decrease) in net assets	2,350,653	500,743	865,845	4,483

Net assets at beginning of year	1,035,790	535,047	4,811,210	4,806,727

Net assets at end of year	$3,386,443	$1,035,790	$5,677,055	$4,811,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M05 Sub-Account		M06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(468)	$(529)	$287,141	$250,165
Net realized gains (losses)	(17,075)	(58,388)	(49,216)	(11,413)
Net change in unrealized appreciation/depreciation	278,704	(16,552)	77,368	(262,469)

Increase (decrease) in net assets from operations	261,161	(75,469)	315,293	(23,717)

Contract Owner Transactions:
Purchase payments received	127,127	161,644	319,980	350,477
Transfers between Sub-Accounts (including the Fixed Account), net	(40,772)	(131,842)	(588,335)	1,334,675
Withdrawals, surrenders, annuitizations and contract charges	(87,451)	(37,971)	(189,115)	(666,809)
Mortality and expense risk charges	(1,013)	(6,330)	(8,489)	(16,919)
Charges for life insurance protection and monthly administration charge	(127,286)	(124,502)	(301,727)	(303,010)

Net increase (decrease) from contract owner transactions	(129,395)	(139,001)	(767,686)	698,414

Total increase (decrease) in net assets	131,766	(214,470)	(452,393)	674,697

Net assets at beginning of year	3,010,807	3,225,277	8,235,890	7,561,193

Net assets at end of year	$3,142,573	$3,010,807	$7,783,497	$8,235,890

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M33 Sub-Account		M44 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$34,806	$34,128	$68,704	$80,942
Net realized gains (losses)	525,160	461,376	(5,196)	111,294
Net change in unrealized appreciation/depreciation	(189,140)	(455,698)	130,823	(484,426)

Increase (decrease) in net assets from operations	370,826	39,806	194,331	(292,190)

Contract Owner Transactions:
Purchase payments received	198,287	211,749	92,210	94,713
Transfers between Sub-Accounts (including the Fixed Account), net	(7,983)	(45,708)	(19,654)	(40,628)
Withdrawals, surrenders, annuitizations and contract charges	(248,614)	(242,216)	(82,494)	(54,580)
Mortality and expense risk charges	(287)	(8,263)	—	(3,536)
Charges for life insurance protection and monthly administration charge	(147,207)	(135,173)	(65,687)	(76,699)

Net increase (decrease) from contract owner transactions	(205,804)	(219,611)	(75,625)	(80,730)

Total increase (decrease) in net assets	165,022	(179,805)	118,706	(372,920)

Net assets at beginning of year	4,473,364	4,653,169	1,714,954	2,087,874

Net assets at end of year	$4,638,386	$4,473,364	$1,833,660	$1,714,954

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M40 Sub-Account		M83 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,878	$9,397	$125,322	$141,897
Net realized gains (losses)	(4,672)	(12,074)	769,673	617,223
Net change in unrealized appreciation/depreciation	19,572	(34,448)	(106,827)	(797,725)

Increase (decrease) in net assets from operations	22,778	(37,125)	788,168	(38,605)

Contract Owner Transactions:
Purchase payments received	20,775	34,325	283,361	339,651
Transfers between Sub-Accounts (including the Fixed Account), net	37,762	(76,744)	1,061,282	(256,556)
Withdrawals, surrenders, annuitizations and contract charges	(8,339)	(44,225)	(324,208)	(240,277)
Mortality and expense risk charges	(268)	(985)	(495)	(19,719)
Charges for life insurance protection and monthly administration charge	(13,829)	(18,076)	(273,431)	(291,928)

Net increase (decrease) from contract owner transactions	36,101	(105,705)	746,509	(468,829)

Total increase (decrease) in net assets	58,879	(142,830)	1,534,677	(507,434)

Net assets at beginning of year	172,120	314,950	5,874,963	6,382,397

Net assets at end of year	$230,999	$172,120	$7,409,640	$5,874,963

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$62,373	$53,911	$28,842	$32,218
Net realized gains (losses)	160,940	152,425	299,534	314,021
Net change in unrealized appreciation/depreciation	133,264	(232,826)	(159,121)	(329,514)

Increase (decrease) in net assets from operations	356,577	(26,490)	169,255	16,725

Contract Owner Transactions:
Purchase payments received	141,377	135,215	81,926	92,457
Transfers between Sub-Accounts (including the Fixed Account), net	182,661	398,368	(12,673)	(213,836)
Withdrawals, surrenders, annuitizations and contract charges	(12,985)	(271,494)	(62,639)	(78,906)
Mortality and expense risk charges	(4,263)	(6,352)	—	(2,859)
Charges for life insurance protection and monthly administration charge	(88,300)	(93,146)	(83,732)	(86,104)

Net increase (decrease) from contract owner transactions	218,490	162,591	(77,118)	(289,248)

Total increase (decrease) in net assets	575,067	136,101	92,137	(272,523)

Net assets at beginning of year	2,943,176	2,807,075	2,102,376	2,374,899

Net assets at end of year	$3,518,243	$2,943,176	$2,194,513	$2,102,376

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA0 Sub-Account		MA1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$35,659	$29,461	$8,205	$10,157
Net realized gains (losses)	(15,445)	(4,798)	(163,758)	(46,954)
Net change in unrealized appreciation/depreciation	26,069	(27,315)	331,115	(226,792)

Increase (decrease) in net assets from operations	46,283	(2,652)	175,562	(263,589)

Contract Owner Transactions:
Purchase payments received	47,960	36,254	109,492	70,974
Transfers between Sub-Accounts (including the Fixed Account), net	49,433	(106,563)	(52,486)	977,072
Withdrawals, surrenders, annuitizations and contract charges	(22,344)	(12,404)	(48,080)	(84,128)
Mortality and expense risk charges	(1,080)	(1,327)	(3,278)	(6,093)
Charges for life insurance protection and monthly administration charge	(24,924)	(27,179)	(42,038)	(37,914)

Net increase (decrease) from contract owner transactions	49,045	(111,219)	(36,390)	919,911

Total increase (decrease) in net assets	95,328	(113,871)	139,172	656,322

Net assets at beginning of year	804,034	917,905	2,235,684	1,579,362

Net assets at end of year	$899,362	$804,034	$2,374,856	$2,235,684

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M92 Sub-Account		M96 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$1,926	$87,412	$73,616
Net realized gains (losses)	2,535	795	(16,084)	(23,833)
Net change in unrealized appreciation/depreciation	(195)	(3,665)	(34,361)	(38,826)

Increase (decrease) in net assets from operations	2,340	(944)	36,967	10,957

Contract Owner Transactions:
Purchase payments received	2,992	2,544	203,848	161,127
Transfers between Sub-Accounts (including the Fixed Account), net	(148)	(158)	(20,629)	533,371
Withdrawals, surrenders, annuitizations and contract charges	(249)	(49)	(140,897)	(158,436)
Mortality and expense risk charges	(61)	(62)	—	(9,285)
Charges for life insurance protection and monthly administration charge	(1,776)	(1,738)	(167,856)	(158,502)

Net increase (decrease) from contract owner transactions	758	537	(125,534)	368,275

Total increase (decrease) in net assets	3,098	(407)	(88,567)	379,232

Net assets at beginning of year	36,634	37,041	3,241,424	2,862,192

Net assets at end of year	$39,732	$36,634	$3,152,857	$3,241,424

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$8,876	$15,992	$340,841	$365,551
Net realized gains (losses)	(509)	(23,055)	(82,296)	39,264
Net change in unrealized appreciation/depreciation	(7,478)	11,730	390,342	(619,109)

Increase (decrease) in net assets from operations	889	4,667	648,887	(214,294)

Contract Owner Transactions:
Purchase payments received	33,903	52,600	234,913	277,538
Transfers between Sub-Accounts (including the Fixed Account), net	77,767	(365,559)	(344,380)	90,476
Withdrawals, surrenders, annuitizations and contract charges	(3,718)	(107,456)	(193,908)	(333,464)
Mortality and expense risk charges	(342)	(1,281)	(1,283)	(9,916)
Charges for life insurance protection and monthly administration charge	(17,510)	(25,834)	(251,844)	(255,349)

Net increase (decrease) from contract owner transactions	90,100	(447,530)	(556,502)	(230,715)

Total increase (decrease) in net assets	90,989	(442,863)	92,385	(445,009)

Net assets at beginning of year	276,719	719,582	5,021,381	5,466,390

Net assets at end of year	$367,708	$276,719	$5,113,766	$5,021,381

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$11,134	$10,322	$3,336	$7,075
Net realized gains (losses)	56,037	53,642	9,056	32,576
Net change in unrealized appreciation/depreciation	(41,614)	(56,134)	467	(38,279)

Increase (decrease) in net assets from operations	25,557	7,830	12,859	1,372

Contract Owner Transactions:
Purchase payments received	46,903	10,861	4,553	56,220
Transfers between Sub-Accounts (including the Fixed Account), net	327,306	(84,340)	(1,221)	(112,704)
Withdrawals, surrenders, annuitizations and contract charges	(14,013)	2,300	(13,385)	(11,639)
Mortality and expense risk charges	—	(2,292)	(725)	(1,432)
Charges for life insurance protection and monthly administration charge	(39,449)	(13,139)	(11,118)	(11,019)

Net increase (decrease) from contract owner transactions	320,747	(86,610)	(21,896)	(80,574)

Total increase (decrease) in net assets	346,304	(78,780)	(9,037)	(79,202)

Net assets at beginning of year	632,464	711,244	384,082	463,284

Net assets at end of year	$978,768	$632,464	$375,045	$384,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD6 Sub-Account		ME3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$8,080	$7,000	$2,305	$4,601
Net realized gains (losses)	229,638	277,927	(1,057)	(8,173)
Net change in unrealized appreciation/depreciation	(148,428)	(272,748)	(3,380)	(3,232)

Increase (decrease) in net assets from operations	89,290	12,179	(2,132)	(6,804)

Contract Owner Transactions:
Purchase payments received	48,032	87,904	7,860	31,061
Transfers between Sub-Accounts (including the Fixed Account), net	(224,452)	(280,265)	(3,353)	3,966
Withdrawals, surrenders, annuitizations and contract charges	(38,667)	(66,248)	(1,616)	(66,750)
Mortality and expense risk charges	—	(2,574)	(202)	(552)
Charges for life insurance protection and monthly administration charge	(68,297)	(107,787)	(8,407)	(15,526)

Net increase (decrease) from contract owner transactions	(283,384)	(368,970)	(5,718)	(47,801)

Total increase (decrease) in net assets	(194,094)	(356,791)	(7,850)	(54,605)

Net assets at beginning of year	1,746,403	2,103,194	181,012	235,617

Net assets at end of year	$1,552,309	$1,746,403	$173,162	$181,012

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB8 Sub-Account		MF4 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$44,120	$21,671	$63,217	$89,203
Net realized gains (losses)	28,482	905,980	57,028	66,001
Net change in unrealized appreciation/depreciation	594,415	(1,075,727)	(4,761)	(157,245)

Increase (decrease) in net assets from operations	667,017	(148,076)	115,484	(2,041)

Contract Owner Transactions:
Purchase payments received	157,777	258,324	61,719	98,974
Transfers between Sub-Accounts (including the Fixed Account), net	929,118	(936,944)	44,705	(33,552)
Withdrawals, surrenders, annuitizations and contract charges	(69,103)	(72,982)	(314,673)	(434,468)
Mortality and expense risk charges	(1,018)	(7,277)	(3,948)	(5,477)
Charges for life insurance protection and monthly administration charge	(145,462)	(169,741)	(57,155)	(64,799)

Net increase (decrease) from contract owner transactions	871,312	(928,620)	(269,352)	(439,322)

Total increase (decrease) in net assets	1,538,329	(1,076,696)	(153,868)	(441,363)

Net assets at beginning of year	3,281,814	4,358,510	2,419,991	2,861,354

Net assets at end of year	$4,820,143	$3,281,814	$2,266,123	$2,419,991

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF6 Sub-Account		MF8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$118,241	$182,144	$70,238	$109,012
Net realized gains (losses)	230,090	164,896	181,089	114,440
Net change in unrealized appreciation/depreciation	(9,845)	(322,143)	(69,292)	(217,737)

Increase (decrease) in net assets from operations	338,486	24,897	182,035	5,715

Contract Owner Transactions:
Purchase payments received	226,963	208,752	353,155	319,659
Transfers between Sub-Accounts (including the Fixed Account), net	12,702	(12,577)	(31,181)	(22,207)
Withdrawals, surrenders, annuitizations and contract charges	(259,811)	(345,249)	(179,023)	(137,599)
Mortality and expense risk charges	(1,334)	(11,870)	(1,190)	(5,143)
Charges for life insurance protection and monthly administration charge	(148,847)	(142,070)	(117,480)	(101,173)

Net increase (decrease) from contract owner transactions	(170,327)	(303,014)	24,281	53,537

Total increase (decrease) in net assets	168,159	(278,117)	206,316	59,252

Net assets at beginning of year	4,342,088	4,620,205	2,290,844	2,231,592

Net assets at end of year	$4,510,247	$4,342,088	$2,497,160	$2,290,844

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG0 Sub-Account		MF2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(5)	$11,235	$77,538	$95,451
Net realized gains (losses)	(23,681)	(32,953)	(24,647)	2,194
Net change in unrealized appreciation/depreciation	54,943	(53,131)	40,630	(66,155)

Increase (decrease) in net assets from operations	31,257	(74,849)	93,521	31,490

Contract Owner Transactions:
Purchase payments received	51,274	39,486	368,507	310,858
Transfers between Sub-Accounts (including the Fixed Account), net	52,360	38,748	952,321	369,847
Withdrawals, surrenders, annuitizations and contract charges	(22,150)	(77,811)	(1,703,951)	(346,613)
Mortality and expense risk charges	(1,483)	(3,593)	(2,025)	(15,115)
Charges for life insurance protection and monthly administration charge	(75,731)	(72,376)	(246,922)	(273,310)

Net increase (decrease) from contract owner transactions	4,270	(75,546)	(632,070)	45,667

Total increase (decrease) in net assets	35,527	(150,395)	(538,549)	77,157

Net assets at beginning of year	1,303,582	1,453,977	6,860,317	6,783,160

Net assets at end of year	$1,339,109	$1,303,582	$6,321,768	$6,860,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG3 Sub-Account		MG5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$48,321	$45,102	$145,725	$216,173
Net realized gains (losses)	314,751	855,578	280,799	176,445
Net change in unrealized appreciation/depreciation	433,352	(1,015,944)	(120,779)	(395,038)

Increase (decrease) in net assets from operations	796,424	(115,264)	305,745	(2,420)

Contract Owner Transactions:
Purchase payments received	257,530	242,399	270,154	254,077
Transfers between Sub-Accounts (including the Fixed Account), net	21,274	(355,037)	27,927	1,047,463
Withdrawals, surrenders, annuitizations and contract charges	(211,440)	(376,900)	(416,571)	(390,854)
Mortality and expense risk charges	(2,535)	(10,814)	(5,640)	(10,554)
Charges for life insurance protection and monthly administration charge	(131,727)	(140,567)	(147,670)	(151,329)

Net increase (decrease) from contract owner transactions	(66,898)	(640,919)	(271,800)	748,803

Total increase (decrease) in net assets	729,526	(756,183)	33,945	746,383

Net assets at beginning of year	5,117,508	5,873,691	5,185,656	4,439,273

Net assets at end of year	$5,847,034	$5,117,508	$5,219,601	$5,185,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME0 Sub-Account		V43 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,951	$4,588	$—	$—
Net realized gains (losses)	179,319	66,144	12,288	29,185
Net change in unrealized appreciation/depreciation	149,482	(105,679)	(23,182)	(104,247)

Increase (decrease) in net assets from operations	343,752	(34,947)	(10,894)	(75,062)

Contract Owner Transactions:
Purchase payments received	61,120	52,140	27,580	59,741
Transfers between Sub-Accounts (including the Fixed Account), net	(467,813)	541,401	(22,699)	(612,070)
Withdrawals, surrenders, annuitizations and contract charges	(18,267)	(136,533)	(8,045)	(94,599)
Mortality and expense risk charges	(1,812)	(1,620)	(504)	(2,123)
Charges for life insurance protection and monthly administration charge	(45,160)	(12,228)	(15,841)	(29,744)

Net increase (decrease) from contract owner transactions	(471,932)	443,160	(19,509)	(678,795)

Total increase (decrease) in net assets	(128,180)	408,213	(30,403)	(753,857)

Net assets at beginning of year	1,136,630	728,417	363,736	1,117,593

Net assets at end of year	$1,008,450	$1,136,630	$333,333	$363,736

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O01 Sub-Account		O19 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,678	$822	$96	$—
Net realized gains (losses)	133,629	195,339	3,825	12,834
Net change in unrealized appreciation/depreciation	(161,752)	(165,745)	(3,104)	(10,831)

Increase (decrease) in net assets from operations	(24,445)	30,416	817	2,003

Contract Owner Transactions:
Purchase payments received	40,591	65,861	7,624	5,530
Transfers between Sub-Accounts (including the Fixed Account), net	(7,192)	71,121	23,381	19,612
Withdrawals, surrenders, annuitizations and contract charges	(34,400)	(13,763)	(417)	(3,845)
Mortality and expense risk charges	—	(3,667)	(116)	(164)
Charges for life insurance protection and monthly administration charge	(30,180)	(30,871)	(3,896)	(3,710)

Net increase (decrease) from contract owner transactions	(31,181)	88,681	26,576	17,423

Total increase (decrease) in net assets	(55,626)	119,097	27,393	19,426

Net assets at beginning of year	989,137	870,040	56,333	36,907

Net assets at end of year	$933,511	$989,137	$83,726	$56,333

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O20 Sub-Account		O21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$479	$1,277	$1,057	$762
Net realized gains (losses)	1,677	15,240	16,697	19,986
Net change in unrealized appreciation/depreciation	(4,049)	(11,797)	(4,130)	(17,190)

Increase (decrease) in net assets from operations	(1,893)	4,720	13,624	3,558

Contract Owner Transactions:
Purchase payments received	(4,305)	17,691	7,105	6,846
Transfers between Sub-Accounts (including the Fixed Account), net	10,074	(59,626)	(445)	(1,123)
Withdrawals, surrenders, annuitizations and contract charges	(3,843)	(6,833)	(823)	(432)
Mortality and expense risk charges	(172)	(558)	(199)	(228)
Charges for life insurance protection and monthly administration charge	(1,663)	(2,512)	(3,425)	(2,985)

Net increase (decrease) from contract owner transactions	91	(51,838)	2,213	2,078

Total increase (decrease) in net assets	(1,802)	(47,118)	15,837	5,636

Net assets at beginning of year	67,813	114,931	118,982	113,346

Net assets at end of year	$66,011	$67,813	$134,819	$118,982

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4,284	$19,193	$220,477	$211,858
Net realized gains (losses)	(53,139)	(79,989)	(162,445)	55,124
Net change in unrealized appreciation/depreciation	104,629	(62,362)	432,088	(350,219)

Increase (decrease) in net assets from operations	55,774	(123,158)	490,120	(83,237)

Contract Owner Transactions:
Purchase payments received	48,701	51,827	203,135	236,498
Transfers between Sub-Accounts (including the Fixed Account), net	(7,006)	36,961	(540,171)	566,557
Withdrawals, surrenders, annuitizations and contract charges	(15,171)	(41,677)	(153,236)	(296,428)
Mortality and expense risk charges	(529)	(1,177)	(2,386)	(10,302)
Charges for life insurance protection and monthly administration charge	(21,401)	(23,486)	(159,717)	(155,975)

Net increase (decrease) from contract owner transactions	4,594	22,448	(652,375)	340,350

Total increase (decrease) in net assets	60,368	(100,710)	(162,255)	257,113

Net assets at beginning of year	340,903	441,613	4,173,656	3,916,543

Net assets at end of year	$401,271	$340,903	$4,011,401	$4,173,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	PK9 Sub-Account		P06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,227	$836	$47,678	$106,469
Net realized gains (losses)	(58)	(3,484)	(123,342)	(64,014)
Net change in unrealized appreciation/depreciation	1,021	3,910	183,277	(111,136)

Increase (decrease) in net assets from operations	2,190	1,262	107,613	(68,681)

Contract Owner Transactions:
Purchase payments received	8,038	11,002	150,636	155,607
Transfers between Sub-Accounts (including the Fixed Account), net	(1,499)	(5,079)	(106,199)	(56,851)
Withdrawals, surrenders, annuitizations and contract charges	3,232	(56,924)	(402,706)	(85,216)
Mortality and expense risk charges	(65)	(125)	—	(5,922)
Charges for life insurance protection and monthly administration charge	(2,862)	(3,181)	(151,609)	(160,100)

Net increase (decrease) from contract owner transactions	6,844	(54,307)	(509,878)	(152,482)

Total increase (decrease) in net assets	9,034	(53,045)	(402,265)	(221,163)

Net assets at beginning of year	45,016	98,061	2,487,326	2,708,489

Net assets at end of year	$54,050	$45,016	$2,085,061	$2,487,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P07 Sub-Account		307 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$188,217	$526,612	$—	$—
Net realized gains (losses)	(143,298)	120,025	587,245	544,170
Net change in unrealized appreciation/depreciation	197,076	(591,242)	(619,687)	69,497

Increase (decrease) in net assets from operations	241,995	55,395	(32,442)	613,667

Contract Owner Transactions:
Purchase payments received	702,545	599,269	182,610	323,551
Transfers between Sub-Accounts (including the Fixed Account), net	184,628	(414,863)	(787,831)	357,130
Withdrawals, surrenders, annuitizations and contract charges	(2,074,895)	(446,025)	(236,241)	(294,210)
Mortality and expense risk charges	(56)	(25,889)	—	(17,505)
Charges for life insurance protection and monthly administration charge	(583,266)	(576,437)	(199,398)	(243,505)

Net increase (decrease) from contract owner transactions	(1,771,044)	(863,945)	(1,040,860)	125,461

Total increase (decrease) in net assets	(1,529,049)	(808,550)	(1,073,302)	739,128

Net assets at beginning of year	10,215,337	11,023,887	6,232,150	5,493,022

Net assets at end of year	$8,686,288	$10,215,337	$5,158,848	$6,232,150

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	W42 Sub-Account
	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	50,990	54,328
Net change in unrealized appreciation/depreciation	(20,619)	(61,631)

Increase (decrease) in net assets from operations	30,371	(7,303)

Contract Owner Transactions:
Purchase payments received	25,090	24,393
Transfers between Sub-Accounts (including the Fixed Account), net	(72,448)	81,385
Withdrawals, surrenders, annuitizations and contract charges	(1,257)	(891)
Mortality and expense risk charges	(504)	(877)
Charges for life insurance protection and monthly administration charge	(4,830)	(5,919)

Net increase (decrease) from contract owner transactions	(53,949)	98,091

Total increase (decrease) in net assets	(23,578)	90,788

Net assets at beginning of year	342,806	252,018

Net assets at end of year	$319,228	$342,806

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
MD8	MFS VIT II Money Market Portfolio Initial Class	April 29, 2016

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C62	C60	April 29, 2016

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C60	April 29, 2016
M44, M40, M08	August 11, 2014
M07, M35	August 16, 2013
M31, MF1, M05, M06, M33, M83, MD8	December 10, 2012
V15, I84	April 30, 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2016. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Transfer between Sub-Accounts (including the Fixed Account), net” line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor will be held harmless by its former parent for any such liability. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, the Sponsor does not believe it has any uncertain tax provisions for its stand-alone federal and state income tax returns that would be material to its financial statements. Therefore, the Sponsor did not record a liability for uncertain tax provisions at December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2016 noting there are no subsequent events requiring accounting adjustments or disclosure.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2016, the net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2016. There were no transfers between levels during the year ended December 31, 2016.

4. RELATED PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statement of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
AL1	$36,343	$272,662
A70	9,666	2,799
A71	1,019,057	274,678
A98	24,315	7,194
A55	1,831	5,318
A54	148,531	192,419
A51	233,951	231,422
308	346,209	53,459
301	715,029	17,197
304	120,860	96,442
309	24,024	26,209
306	160,586	69,269
303	388,417	297,287
302	203,342	836,411
305	43,590	17,106
300	340,263	382,062
B18	488,367	833,906
C60	907,885	327,211
C62	196,239	599,024
D37	150,488	36,426
D55	338,145	293,573
S61	684,236	526,948
D18	435,152	321,673
FD7	188,420	100,312

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$451,114	$453,795
F29	855,186	486,439
F15	62,648	48,087
F14	14,884	29,613
F21	374,355	248,742
F26	3,047,664	2,857,102
FM7	1,626,686	1,729,129
F41	591,299	603,294
FM8	3,432,941	2,649,876
F23	336,050	382,980
FE3	425,472	1,327,658
T20	599,498	626,429
FE6	21,621	121,412
F56	186,528	134,059
F59	58,073	57,838
F54	770,005	864,704
F53	815,610	276,767
T28	60,987	70,308
T29	1	7
G30	17,999	10,117
G32	389,481	424,371
521	20,199	30,566
G33	33,338	66,374
G31	331,688	423,169
V15	138,431	96,354
V35	629,836	85,099
V13	49,683	62,383
A39	114,050	48,141
V11	254,427	218,983
IB1	292,380	147,898
A21	3,011,487	1,668,443
I84	26,390	15,132
I76	15,688	13,332
MB0	84,873	110,239
MB1	133,609	119,970
MB5	136,075	133,966
MA9	48,233	110,775
MD8	884,912	5,777,231
M07	425,519	319,958
M35	119,989	99,112
M31	3,226,503	802,259
MF1	1,526,210	498,925

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M05	$469,704	$466,424
M06	1,439,274	1,919,767
M33	707,583	432,104
M44	198,018	164,035
M40	83,292	34,310
M83	3,105,988	1,748,428
M08	1,905,697	1,349,392
MB6	391,613	219,032
MA0	358,991	272,667
MA1	635,899	664,089
M92	8,604	5,690
M96	313,963	351,927
MD2	145,485	46,509
MA6	1,030,173	1,245,040
M97	446,868	66,115
MD5	167,780	167,068
MD6	276,147	375,571
ME3	12,906	16,319
MB8	2,413,791	1,100,874
MF4	195,371	322,731
MF6	529,392	475,673
MF8	585,880	317,921
MG0	196,427	192,194
MF2	1,638,867	2,231,154
MG3	1,804,306	1,342,018
MG5	1,440,016	1,311,090
ME0	815,248	1,117,904
V43	304,840	308,021
O01	166,478	95,832
O19	55,300	19,874
O20	63,259	58,443
O21	22,459	4,446
P10	68,730	59,857
PK8	1,153,462	1,564,166
PK9	11,360	3,289
P06	204,358	666,289
P07	965,155	2,574,506
307	136,376	1,186,915
W42	98,963	79,258

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	5,682	19,582	(13,900)
A70	3,197	2,452	745
A71	80,688	56,622	24,066
A98	5,897	3,542	2,355
A55	195	497	(302)
A54	12,229	12,756	(527)
A51	9,550	9,579	(29)
308	12,132	2,027	10,105
301	49,855	1,231	48,624
304	229	716	(487)
309	877	1,338	(461)
306	612	936	(324)
303	2,684	1,834	850
302	1,094	34,338	(33,244)
305	1,462	1,111	351
300	3,712	23,914	(20,202)
B18	47,811	71,054	(23,243)
C60	61,611	3,937	57,674
C62	785	47,283	(46,498)
D37	13,443	13,462	(19)
D55	11,669	18,047	(6,378)
S61	30,997	36,136	(5,139)
D18	41,947	49,334	(7,387)
FD7	14,809	11,356	3,453
F24	28,265	39,889	(11,624)
F29	39,251	48,610	(9,359)
F15	4,936	4,978	(42)
F14	1,301	3,006	(1,705)
F21	24,340	29,990	(5,650)
F26	162,097	155,986	6,111
FM7	320,856	340,531	(19,675)
F41	7,626	13,024	(5,398)
FM8	446,017	383,136	62,881
F23	103,338	113,818	(10,480)
FE3	28,269	95,747	(67,478)
T20	72,209	82,175	(9,966)
FE6	890	7,214	(6,324)
F56	14,564	15,917	(1,353)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F59	4,438	6,347	(1,909)
F54	10,688	25,137	(14,449)
F53	43,349	26,436	16,913
T28	2,258	5,594	(3,336)
T29	—	1	(1)
G30	2,123	2,029	94
G32	14,670	15,792	(1,122)
521	2,551	3,138	(587)
G33	12,565	15,487	(2,922)
G31	41,164	55,396	(14,232)
V15	17,571	19,464	(1,893)
V35	44,986	23,011	21,975
V13	6,705	8,813	(2,108)
A39	4,106	4,674	(568)
V11	9,959	9,233	726
IB1	16,348	18,101	(1,753)
A21	215,398	105,722	109,676
I84	8,648	9,240	(592)
I76	1,337	1,978	(641)
MB0	7,836	10,680	(2,844)
MB1	21,576	21,173	403
MB5	10,012	13,142	(3,130)
MA9	7,187	12,162	(4,975)
MD8	285,862	774,822	(488,960)
M07	86,324	90,446	(4,122)
M35	5,239	4,367	872
M31	172,687	33,968	138,719
MF1	94,725	56,955	37,770
M05	63,266	72,682	(9,416)
M06	88,929	162,378	(73,449)
M33	47,522	61,268	(13,746)
M44	45,160	53,054	(7,894)
M40	9,792	5,684	4,108
M83	204,957	163,146	41,811
M08	31,625	17,625	14,000
MB6	23,003	26,930	(3,927)
MA0	10,674	7,805	2,869
MA1	41,361	50,072	(8,711)
M92	789	718	71

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M96	48,025	54,448	(6,423)
MD2	12,003	4,975	7,028
MA6	65,686	97,438	(31,752)
M97	35,524	16,288	19,236
MD5	2,675	3,703	(1,028)
MD6	24,679	41,092	(16,413)
ME3	1,564	2,253	(689)
MB8	130,100	77,429	52,671
MF4	6,715	23,405	(16,690)
MF6	32,223	37,426	(5,203)
MF8	45,403	43,378	2,025
MG0	19,866	19,712	154
MF2	248,583	304,213	(55,630)
MG3	110,581	113,575	(2,994)
MG5	69,388	84,652	(15,264)
ME0	50,448	67,733	(17,285)
V43	13,775	13,693	82
O01	12,584	14,155	(1,571)
O19	2,437	383	2,054
O20	989	1,113	(124)
O21	589	446	143
P10	17,480	16,029	1,451
PK8	41,554	73,249	(31,695)
PK9	1,944	1,282	662
P06	28,405	56,495	(28,090)
P07	136,990	226,093	(89,103)
307	45,760	83,241	(37,481)
W42	1,562	5,288	(3,726)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	3,288	3,588	(300)
A70	5,085	7,182	(2,097)
A71	20,624	29,568	(8,944)
A98	7,387	6,983	404
A55	110	298	(188)
A54	5,736	6,012	(276)
A51	1,394	735	659
308	5,096	2,858	2,238
301	5,471	6,268	(797)
304	855	39,477	(38,622)
309	2,125	37,243	(35,118)
306	2,230	5,127	(2,897)
303	2,487	20,200	(17,713)
302	36,957	523	36,434
305	1,859	95,742	(93,883)
300	6,442	2,810	3,632
B18	41,703	77,437	(35,734)
C62	20,080	32,695	(12,615)
D37	45,546	44,290	1,256
D55	7,870	17,344	(9,474)
S61	46,150	53,492	(7,342)
D18	54,916	66,277	(11,361)
FD7	11,852	10,542	1,310
F24	49,258	140,651	(91,393)
F29	36,336	53,689	(17,353)
F15	3,764	6,763	(2,999)
F14	1,271	638	633
F21	17,789	32,675	(14,886)
F26	80,467	127,363	(46,896)
FM7	294,945	384,329	(89,384)
F41	22,806	79,764	(56,958)
FM8	90,734	126,329	(35,595)
F23	168,947	207,713	(38,766)
FE3	119,563	44,564	74,999
T20	196,110	250,813	(54,703)
FE6	913	310	603
F56	14,807	30,494	(15,687)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F59	7,660	25,069	(17,409)
F54	8,590	73,923	(65,333)
F53	9,860	29,912	(20,052)
T28	12,379	49,772	(37,393)
G30	1,365	1,494	(129)
G32	3,090	2,027	1,063
521	1,638	2,943	(1,305)
G33	6,359	6,868	(509)
G31	24,006	49,790	(25,784)
V15	9,429	20,458	(11,029)
V35	44,709	65,015	(20,306)
V13	7,014	24,349	(17,335)
A39	5,471	11,003	(5,532)
V11	12,134	45,255	(33,121)
IB1	11,973	21,628	(9,655)
A21	308,305	305,065	3,240
I84	49,774	50,071	(297)
I76	1,151	842	309
MB0	15,057	19,096	(4,039)
MB1	24,160	39,243	(15,083)
MB5	17,273	31,926	(14,653)
MA9	19,640	28,368	(8,728)
M07	29,282	52,806	(23,524)
M35	3,624	5,337	(1,713)
M31	35,864	7,524	28,340
MF1	32,999	46,192	(13,193)
M05	73,529	84,602	(11,073)
M06	223,838	156,841	66,997
M33	50,874	63,818	(12,944)
M44	38,282	46,147	(7,865)
M40	24,488	35,657	(11,169)
M83	117,901	149,413	(31,512)
M08	73,950	58,707	15,243
MB6	16,560	30,739	(14,179)
MA0	24,695	31,686	(6,991)
MA1	177,820	47,727	130,093
M92	280	239	41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M96	181,354	161,690	19,664
MD2	16,456	51,756	(35,300)
MA6	98,749	94,713	4,036
M97	4,812	9,842	(5,030)
MD5	8,716	13,555	(4,839)
MD6	112,614	133,050	(20,436)
MD8	636,242	296,277	339,965
ME3	4,816	10,261	(5,445)
MB8	141,059	191,145	(50,086)
MF4	8,787	36,691	(27,904)
MF6	56,010	70,260	(14,250)
MF8	27,338	24,929	2,409
MG0	27,687	33,794	(6,107)
MF2	146,484	139,401	7,083
MG3	83,676	121,995	(38,319)
MG5	77,623	36,881	40,742
ME0	67,904	46,391	21,513
V43	3,806	32,974	(29,168)
O01	15,093	11,312	3,781
O19	2,080	811	1,269
O20	1,663	5,383	(3,720)
O21	943	640	303
P10	16,977	14,517	2,460
PK8	76,890	50,544	26,346
PK9	1,204	6,242	(5,038)
P06	73,075	81,590	(8,515)
P07	145,516	187,874	(42,358)
307	131,950	127,202	4,748
W42	15,144	9,454	5,690

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
2016	3,674	$18.0860			$66,452	0.88%		—%		4.44%
2015	17,574	17.3166			304,321	2.00		—		1.29
2014	17,874	17.0954			305,568	2.41		—		7.11
2013	17,785	15.9607			283,855	2.25		—		16.27
2012	18,791	13.7269	to	13.4400	257,872	1.95		—		12.81	to	13.38

A70
2016	5,656	9.8246			55,569	—		—		(0.88)
2015	4,911	9.9114			48,672	—		—		2.65
2014	7,038	9.6557			67,955	—		—		4.81
2013	8,737	9.2129			80,496	0.02		—		22.93
2012	9,516	7.4946			71,318	—		—		13.24

A71
2016	189,710	21.9478			4,163,713	0.85		—		11.07
2015	165,644	19.7603			3,273,136	1.19		—		1.43
2014	174,347	19.4824			3,394,061	1.09		—		9.29
2013	193,255	17.8263			3,445,010	1.13		—		34.59
2012	217,233	13.2447			2,875,774	1.34		—		17.24

A98
2016	23,339	6.7085			155,227	1.14		—		(0.80)
2015	20,984	6.7625			140,549	2.28		—		2.40
2014	20,580	6.6039			135,909	3.51		—		(6.46)
2013	19,775	7.0600			139,610	6.37		—		22.73
2012	13,450	5.7525			77,370	1.39		—		14.19

A55
2016	5,284	18.2914	to	16.8505	96,869	1.84	—	to	0.50	9.70	to	10.24
2015	5,586	16.5920	to	15.3612	92,974	1.71	—	to	0.50	0.47	to	0.98
2014	5,774	19.7406	to	15.2886	95,368	2.19	—	to	0.50	11.96	to	12.52
2013	6,432	17.5799	to	13.6559	94,108	1.96	—	to	0.50	29.27	to	29.92
2012	7,190	13.5586	to	10.5638	80,798	3.29	—	to	0.50	11.78	to	12.34

A54
2016	31,209	23.5053			733,573	—		—		0.97
2015	31,736	23.2786			739,209	—		—		(1.56)
2014	33,345	23.6485			788,547	—		—		8.01
2013	34,326	21.8945			751,541	0.33		—		35.84
2012	37,404	16.1179			602,934	—		—		16.21

A51
2016	1,257	24.5653	to	18.6949	27,501	—	—	to	0.20	6.03	to	6.24
2015	1,286	23.1228	to	17.6322	26,355	—	—	to	0.20	(3.51)	to	(3.32)
2014	630	23.9163	to	18.2737	11,522	—	—	to	0.20	0.24	to	1.43
2013	1,321	18.2306	to	16.1179	23,484	—	—	to	0.20	33.59	to	33.99
2012	1,853	17.7359	to	12.0650	24,053	—	—	to	0.20	11.94	to	12.50

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
308
2016	41,407	$24.7978	$1,026,809	10.34%	—%	18.70%
2015	31,302	20.8912	653,941	1.97	—	(2.93)
2014	29,064	21.5218	625,509	3.17	—	15.36
2013	29,824	18.6562	556,396	1.66	—	33.00
2012	55,324	14.0272	776,042	2.15	—	13.88

301
2016	67,805	13.8825	941,295	2.08	—	2.94
2015	19,181	13.4854	258,665	1.86	—	0.27
2014	19,978	13.4486	268,670	2.08	—	5.28
2013	17,896	12.7743	228,603	1.77	—	(2.16)
2012	20,163	13.0561	263,249	2.40	—	5.37

304
2016	16,864	22.4087	377,907	8.75	—	0.62
2015	17,351	22.2704	386,407	0.59	—	6.94
2014	55,973	20.8258	1,165,671	1.17	—	2.31
2013	56,235	20.3549	1,144,655	1.27	—	29.18
2012	56,847	15.7574	895,751	1.05	—	22.56

309
2016	18,031	21.1370	381,131	1.84	—	7.35
2015	18,492	19.6907	364,120	1.09	—	(1.34)
2014	53,610	19.9584	1,069,971	3.55	—	5.64
2013	59,315	18.8928	1,120,636	3.40	—	22.53
2012	53,392	15.4184	823,214	3.27	—	17.56

306
2016	26,580	19.9627	530,607	18.19	—	2.10
2015	26,904	19.5524	526,030	—	—	0.27
2014	29,801	19.5004	581,131	0.13	—	2.12
2013	32,156	19.0950	614,014	0.86	—	28.28
2012	31,321	14.8857	466,235	1.32	—	18.18

303
2016	35,149	25.9017	910,435	9.54	—	9.49
2015	34,299	23.6573	811,433	0.54	—	6.86
2014	52,012	22.1390	1,151,499	0.81	—	8.51
2013	51,520	20.4029	1,051,170	0.95	—	30.10
2012	56,236	15.6823	881,914	0.93	—	17.89

302
2016	25,487	24.3104	619,550	12.80	—	11.52
2015	58,731	21.7990	1,280,249	2.24	—	1.45
2014	22,297	21.4864	479,050	1.34	—	10.63
2013	20,747	19.4211	402,906	1.41	—	33.50
2012	22,716	14.5477	330,436	1.69	—	17.48

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
305
2016	19,378	$18.9374			$366,971	6.24%		—%			17.69%
2015	19,027	16.0904			306,147	2.52		—			(7.30)
2014	112,910	17.3571			1,959,782	5.04		—			0.63
2013	111,336	17.2478			1,920,295	7.18		—			6.60
2012	49,048	16.1794			793,572	5.72		—			13.70

300
2016	161,932	16.2577			2,632,669	9.97		—			3.53
2015	182,134	15.7031			2,860,101	1.54		—			(4.53)
2014	178,502	16.4475			2,935,907	2.43		—			(2.65)
2013	52,513	16.8957			887,239	1.30		—			21.63
2012	76,101	13.8906			1,057,079	1.58		—			17.91

B18
2016	153,052	16.4625	to	15.8003	2,518,508	1.15	—	to	0.50	3.29	to	3.80
2015	176,295	15.8591	to	15.2971	2,794,838	1.02	—	to	0.50	(1.49)	to	(1.00)
2014	212,033	16.0194	to	15.5289	3,395,094	2.34	—	to	0.50	1.43	to	1.93
2013	192,412	15.7157	to	15.3107	3,022,529	1.07	—	to	0.50	13.85	to	14.42
2012	221,922	13.7356	to	13.4486	3,047,656	1.47	—	to	0.50	9.42	to	9.97

C60
2016	57,674	10.5496			608,442	—		—			5.50

C62
2016	(6)	11.6050			—	—		—			(6.46)
2015	46,492	12.4062			576,861	—		—			1.26
2014	59,105	12.2519			724,134	—		—			8.82
2013	56,797	11.2586			639,443	0.24		—			42.00
2012	58,467	7.9287			463,554	—		—			11.12

D37
2016	22,960	40.1092			920,918	0.23		—			8.29
2015	22,979	37.0374			851,050	0.32		—			7.54
2014	21,646	34.4409			741,320	0.08		—			3.15
2013	35,094	33.3896			1,167,721	0.02		—			41.32
2012	29,922	23.6262			706,950	0.23		—			11.02

D55
2016	91,733	41.6580			3,405,931	0.83		—			20.71
2015	98,111	34.5119			3,012,936	0.77		—			(4.85)
2014	108,164	36.2728	to	16.1489	3,544,464	0.71		—			4.47
2013	114,644	34.7192	to	15.4572	3,581,305	1.41		—			38.31
2012	138,385	25.1030	to	11.1760	3,123,933	0.64		—			15.88

S61
2016	90,904	32.1967			2,926,812	0.59		—			16.89
2015	96,043	27.5450			2,645,503	0.32		—			(1.91)
2014	103,309	28.0815			2,895,668	0.81		—			5.53
2013	109,736	26.6110			2,916,841	1.11		—			35.24
2012	118,673	19.6769			2,327,519	1.13		—			13.77

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
D18
2016	139,403	$30.3783	to	$28.5561	$4,227,878	1.05%	—%	to	0.50%	14.90%	to	15.47%
2015	146,790	26.3087	to	24.8539	3,854,846	0.61	—	to	0.50	(2.77)	to	(2.29)
2014	158,162	26.9245	to	25.5628	4,251,391	0.97	—	to	0.50	11.53	to	12.09
2013	165,398	24.0203	to	22.9159	3,966,657	1.39	—	to	0.50	34.32	to	34.99
2012	182,422	17.7939	to	17.0096	3,241,141	0.45	—	to	0.50	19.08	to	19.67

FD7
2016	24,384	22.4690	to	21.5652	544,840	1.25	—	to	0.50	6.45	to	6.98
2015	20,931	21.0032	to	20.2589	438,509	1.50	—	to	0.50	(0.14)	to	0.36
2014	19,632	20.9278	to	20.2871	409,908	1.36	—	to	0.50	9.47	to	10.02
2013	17,230	19.0220	to	18.5319	327,017	1.41	—	to	0.50	17.23	to	19.28
2012	15,506	15.9471	to	15.6138	246,884	1.52	—	to	0.50	14.25	to	14.82

F24
2016	113,010	15.9337			1,800,719	0.60		—		7.73
2015	124,634	14.7904			1,843,427	0.62		—		0.42
2014	216,027	14.7292			3,181,916	0.78		—		11.65
2013	213,306	13.1918			2,813,892	0.98		—		30.95
2012	176,255	10.0737			1,775,553	1.17		—		16.14

F29
2016	241,464	31.3756			7,576,119	0.73		—		7.91
2015	250,823	29.0752			7,292,511	0.92		—		0.56
2014	267,587	28.9139			7,728,962	0.87		—		11.82
2013	281,867	25.8584			7,285,517	0.94		—		31.14
2012	354,783	19.7174			6,964,007	1.27		—		16.31

FB9
2013	—	—			1	0.03		—		12.67
2012	4,174	11.2574			46,994	0.26		—		11.90

F15
2016	24,398	13.7933			336,531	1.32		—		5.80
2015	24,440	13.0369			318,620	1.70		—		(0.46)
2014	27,439	13.0970			359,364	1.53		—		4.60
2013	25,704	12.5215			321,850	1.76		—		15.63
2012	22,499	10.8286			243,629	1.82		—		13.07

F14
2016	7,854	13.8120			108,475	1.23		—		6.37
2015	9,559	12.9844			124,115	1.53		—		(0.53)
2014	8,926	13.0535			116,523	1.37		—		4.74
2013	9,206	12.4624			114,729	1.58		—		21.41
2012	8,464	10.2649			86,882	0.76		—		15.18

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
F21
2016	132,818	$18.1226	$2,407,019	—%	— %	0.71%
2015	138,468	17.9942	2,491,604	0.17	—	7.05
2014	153,358	16.8088	2,577,766	0.09	—	11.19
2013	158,269	15.1174	2,392,617	0.19	—	36.20
2012	172,629	11.0992	1,920,424	0.49	—	14.54

F26
2016	776,014	17.6396	13,688,528	1.34	—	11.58
2015	769,903	15.8087	12,171,160	1.78	—	1.08
2014	816,793	15.6394	12,774,138	1.58	—	13.29
2013	750,573	13.8050	10,361,657	1.68	—	31.91
2012	827,054	10.4656	8,655,616	1.91	—	15.63

FM7
2016	975,271	22.6318	22,072,135	1.42	—	11.75
2015	994,946	20.2527	20,150,326	1.86	—	1.24
2014	1,084,307	20.0055	21,686,974	1.70	—	13.46
2013	994,277	17.6328	17,531,908	1.85	—	32.11
2012	968,769	13.3472	12,861,805	2.15	—	15.81

F41
2016	98,002	17.0487	1,670,830	0.27	—	11.92
2015	103,400	15.2325	1,575,033	0.21	—	(1.63)
2014	160,356	15.4847	2,483,064	0.02	—	6.03
2013	159,674	14.6038	2,331,848	0.29	—	35.87
2012	152,632	10.7485	1,640,565	0.43	—	14.56

FM8
2016	361,472	12.4466	4,499,086	0.10	—	0.11
2015	298,591	12.4335	3,712,550	0.01	—	0.01
2014	334,465	12.4324	4,158,468	0.01	—	0.01
2013	490,302	12.4312	6,095,282	0.01	—	0.01
2012	616,375	12.4300	7,653,144	0.04	—	0.04

F23
2016	358,382	16.2191	5,812,618	1.38	—	(5.12)
2015	368,862	17.0946	6,304,807	1.24	—	3.49
2014	405,689	16.5180	6,705,214	1.17	—	(8.16)
2013	461,623	17.9856	8,302,432	1.27	—	30.38
2012	522,183	13.7952	7,198,531	2.05	—	20.54

FE3
2016	145,196	14.6019	2,118,759	0.44	—	5.17
2015	212,674	13.8841	2,951,472	0.90	—	1.84
2014	137,629	13.6330	1,876,277	2.76	—	(1.23)
2013	133,405	13.8022	1,841,280	1.80	—	13.25
2012	139,980	12.1877	1,706,028	0.73	—	14.83

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
T20
2016	193,049	$26.0283			$5,024,763	1.91%		—%			7.18%
2015	203,015	24.2858			4,930,166	3.04		—			(6.49)
2014	256,420	25.9718			6,665,744	1.90		—			(11.13)
2013	275,095	29.2248			8,039,457	2.39		—			22.97
2012	242,004	23.7658			5,740,658	3.00		—			18.23

FE6
2016	6,780	19.5191			132,351	2.87		—			13.18
2015	13,104	17.2460			225,991	2.91		—			(6.21)
2014	12,501	18.3885			229,865	2.75		—			2.85
2013	12,031	17.8792			215,110	11.62		—			23.77
2012	11,479	14.4455			165,824	2.69		—			15.33

F56
2016	60,881	26.3642	to	17.2786	1,577,213	2.01	—	to	0.20	9.40	to	9.62
2015	62,234	24.0506	to	16.2213	1,472,082	2.65	—	to	0.20	(3.53)	to	(2.72)
2014	77,920	25.7188	to	16.8153	1,976,803	1.34	—	to	0.20	(3.30)	to	(2.81)
2013	77,941	26.4637	to	17.3889	2,039,246	2.64	—	to	0.20	28.04	to	30.82
2012	83,265	20.2291	to	13.3587	1,678,797	2.06	—	to	0.20	20.46	to	21.07

F59
2016	36,878	15.3921			567,616	4.84		—			14.02
2015	38,787	13.4991			523,578	5.20		—			(7.05)
2014	56,196	14.5236			816,171	4.80		—			4.62
2013	51,093	13.8828			709,314	6.21		—			13.94
2012	52,927	12.1842			644,870	6.70		—			12.65

F54
2016	89,805	14.7200			1,321,928	2.17		—			16.06
2015	104,254	12.6833			1,322,316	3.16		—			(4.94)
2014	169,568	13.3419			2,262,365	2.04		—			7.12
2013	170,822	12.4548			2,127,566	2.06		—			28.26
2012	166,962	9.7106			1,621,306	2.28		—			14.24

F53
2016	98,964	20.2177			2,000,825	0.72		—			30.19
2015	82,051	15.5298			1,274,239	0.67		—			(7.39)
2014	102,105	16.7684			1,712,130	0.61		—			0.57
2013	103,101	16.6731			1,719,021	1.33		—			36.24
2012	109,439	12.2382			1,339,337	0.67		—			18.39

T28
2016	76,324	15.5488			1,186,739	3.45		—			7.94
2015	79,660	14.4052			1,147,509	6.85		—			(3.87)
2014	117,053	14.9849			1,754,026	5.79		—			1.86
2013	104,330	14.7111			1,534,809	5.87		—			3.32
2012	111,574	14.2391			1,588,700	7.65		—			12.75

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]

T29
2016	2	$13.0799			$29	3.03%		—%		0.66%
2015	3	12.9937			36	2.54		—		0.47
2014	3	12.9323			42	2.68		—		3.38
2013	4	12.5090			48	2.86		—		(2.24)
2012	3	12.7954			44	2.55		—		1.89

G30
2016	10,766	20.5882	to	21.4079	226,550	2.25	0.20	to	0.50	11.03	to	11.36
2015	10,672	18.4880	to	19.2816	201,844	1.45	0.20	to	0.50	(4.89)	to	(4.60)
2014	10,801	20.2725	to	19.3801	214,274	1.36	0.20	to	0.50	12.37	to	12.71
2013	13,161	18.0401	to	17.1945	230,901	1.24	0.20	to	0.50	32.57	to	32.97
2012	13,806	13.6081	to	12.9316	182,171	1.36	0.20	to	0.50	18.53	to	18.89

G32
2016	12,307	29.4499	to	27.6834	360,201	1.22	—	to	0.50	12.97	to	13.53
2015	13,429	25.9401	to	24.5057	346,503	0.42	—	to	0.50	(9.69)	to	(0.62)
2014	12,366	28.5815	to	27.1361	351,464	0.99	—	to	0.50	13.01	to	13.57
2013	13,724	25.1664	to	24.0094	343,642	0.84	—	to	0.50	32.23	to	32.89
2012	17,891	18.9374	to	18.1028	337,561	1.19	—	to	0.50	17.88	to	18.47

521
2016	7,463	34.9891	to	33.7880	256,002	1.15	0.20	to	0.50	22.59	to	22.95
2015	8,050	28.4570	to	27.5622	225,426	0.27	0.20	to	0.50	(2.61)	to	(2.32)
2014	9,357	29.1332	to	28.3016	268,872	0.79	0.20	to	0.50	6.40	to	6.71
2013	9,483	27.3000	to	26.6002	255,827	1.00	0.20	to	0.50	34.95	to	35.35
2012	10,121	20.1697	to	19.7114	201,990	1.16	0.20	to	0.50	12.27	to	12.60

G33
2016	25,398	12.7698	to	10.9497	296,493	1.92	0.20	to	0.50	(3.21)	to	(2.92)
2015	28,320	13.1541	to	11.3130	345,518	1.66	0.20	to	0.50	0.55	to	0.85
2014	28,825	13.0428	to	11.2509	350,063	3.69	0.20	to	0.50	(8.00)	to	(7.73)
2013	28,828	14.1350	to	12.2295	380,623	1.76	0.20	to	0.50	23.59	to	23.96
2012	35,717	11.4033	to	9.8956	378,658	1.83	0.20	to	0.50	20.63	to	20.99

G31
2016	190,534	21.8376	to	19.1369	4,091,879	1.31	—	to	0.50	10.18	to	10.73
2015	204,766	19.7211	to	17.3683	3,969,899	1.34	—	to	0.50	(0.69)	to	(0.20)
2014	230,536	19.7598	to	17.4894	4,487,858	1.44	—	to	0.50	15.79	to	16.37
2013	242,755	16.9808	to	15.1048	4,060,684	1.14	—	to	0.50	36.83	to	37.52
2012	262,963	12.3481	to	11.0388	3,197,551	1.80	—	to	0.50	13.89	to	14.46

AI1
2012	—	—			—	—		—		15.17	to	15.36

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AAH
2012	—	$ —			$—	—%		—%	—	13.57%

V15
2016	52,189	15.9283	to	15.5611	828,929	—	—	to	0.50	1.76	to	2.27
2015	54,082	15.5751	to	15.2919	840,297	—	—	to	0.50	4.48	to	5.01
2014	65,125	14.8325	to	14.6356	964,431	0.04	—	to	0.50	7.90	to	8.44
2013	63,666	13.6781	to	13.5640	869,679	0.45	—	to	0.50	39.44	to	40.14
2012	72,749	9.7606	to	9.7275	709,587	—	—	to	0.50	(2.83)	to	(2.50)

V35
2016	36,524	24.4843			894,283	0.17		—		15.22
2015	14,549	21.2504	to	22.5744	309,181	0.01		—		(9.36)	to	(0.67)
2014	34,855	23.4444	to	22.7266	816,569	0.19		—		8.93	to	9.48
2013	38,565	21.4148	to	20.8629	825,400	0.52		—		33.27	to	33.93
2012	12,597	15.9893	to	15.6551	201,137	0.64		—		16.49	to	17.08

V13
2016	15,873	17.2941			274,510	1.38		—		16.99
2015	17,981	14.7829			265,819	0.99		—		(6.19)
2014	35,316	15.7591			556,543	0.88		—		9.10
2013	55,856	14.4445			806,808	1.37		—		35.65
2012	69,969	10.6482			745,043	1.57		—		18.92

A39
2016	65,196	20.1389	to	15.6206	1,086,799	0.77	—	to	0.50	9.72	to	10.26
2015	65,764	18.2643	to	14.2372	997,877	1.14	—	to	0.50	(6.24)	to	(5.77)
2014	71,296	19.3826	to	15.1845	1,145,452	0.85	—	to	0.50	7.61	to	8.15
2013	74,505	17.9226	to	14.1109	1,113,037	1.38	—	to	0.50	28.61	to	29.25
2012	81,549	13.8668	to	10.9407	943,216	0.87	—	to	0.50	13.31	to	13.88

V11
2016	21,194	21.4013	to	21.3077	452,944	1.60		—		14.77	to	14.84
2015	20,468	18.6365			381,028	1.60		—		(2.59)
2014	53,589	19.1310	to	19.0474	1,023,616	1.99		—		8.77
2013	34,800	17.5890	to	17.5121	610,666	1.50		—		24.89
2012	38,227	14.0842	to	14.0226	537,498	1.82		—		12.39

IB1
2016	69,149	27.9669			1,933,879	1.15		—		19.69
2015	70,902	23.3652			1,656,629	2.92		—		(3.06)
2014	80,564	24.1033			1,941,655	1.71		—		10.28
2013	75,572	21.8565			1,651,568	1.44		—		34.08
2012	79,082	16.3009			1,287,760	1.58		—		14.63

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A21
2016	552,131	$22.6142	to	$10.8800	$8,942,790	1.41%	—%	to	0.50%		(52.11%)
2015	442,455	22.7168	to	10.9294	7,748,444	1.58	—	to	0.50		(2.34)
2014	439,102	23.2618	to	11.1915	7,353,127	1.69	—	to	0.50	(0.17)	to	0.33
2013	372,696	23.1849	to	11.1545	6,415,154	1.28	—	to	0.50	18.42	to	19.01
2012	515,904	19.4810	to	9.3725	7,424,887	1.52	—	to	0.50	14.96	to	15.53

I84
2016	13,128	14.9089			195,722	—		—			0.76
2015	13,720	14.7971			203,018	—		—			1.21
2014	14,017	14.6207			204,934	—		—			8.04
2013	12,203	13.5330			165,140	0.41		—			37.01
2012	12,837	9.8771			126,795	—		—			(1.72)

I76
2016	10,346	17.6397			182,505	—		—			12.06
2015	10,987	15.7407			172,949	—		—			(5.52)
2014	10,678	16.6601			177,904	—		—			2.36
2013	12,522	16.2757			197,776	0.01		—			37.46
2012	13,079	11.8400			154,861	—		—			13.89

MB0
2016	30,987	21.5250			666,987	—		—			21.06
2015	33,831	17.7804			602,082	—		—			(6.58)
2014	37,926	19.0329			721,855	—		—			12.42
2013	38,195	16.9304			646,671	—		—			39.20
2012	39,139	12.1622			476,016	0.29		—			17.43

MB1
2016	101,796	8.4873			863,972	1.22		—			(0.05)
2015	101,393	8.4917			861,130	1.57		—			(3.94)
2014	116,445	8.8401			1,029,389	1.96		—			(7.06)
2013	153,834	9.5114			1,463,174	2.67		—			16.32
2012	102,187	8.1766			835,548	2.22		—			20.68

MB5
2016	57,394	16.6958			958,244	—		—			(2.32)
2015	60,524	17.0928			1,035,410	0.03		—			7.70
2014	75,173	15.8702			1,193,017	0.04		—			10.21
2013	75,900	14.3997			1,092,934	0.59		—			36.15
2012	80,771	10.5763			854,260	0.05		—			19.31

EGS
2012	—		—		—	0.05		—		13.68	to	14.04

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA9
2016	29,212	$16.1227			$470,982	1.84%	— %			9.64%
2015	34,187	14.7052			503,104	1.27	—			(0.66)
2014	42,876	14.8025			634,667	1.17	—			9.68
2013	43,243	13.4958			583,602	2.62	—			34.22
2012	55,805	10.0550			561,124	0.72	—			17.29

MD8
2016	467,977	10.0009	to	9.7978	4,664,671	0.01	—	to	0.50	(0.49)	to	0.01
2015	956,937	10.0000	to	9.8459	9,557,411	—	—	to	0.50	(0.50)	to	(0.50)
2014	616,930	10.0000	to	9.8951	6,161,030	—	—	to	0.50	(0.50)	to	(0.50)
2013	868,403	10.0000	to	9.9446	8,679,631	—	—	to	0.50	(0.50)	to	(0.50)
2012	978,841	10.0000	to	9.9943	9,787,843	—	—	to	0.50	(0.03)	to	(0.03)

M07
2016	262,823	12.6677	to	12.4563	3,323,402	2.89	—	to	0.50	8.55	to	9.09
2015	266,945	11.6117	to	11.4749	3,096,231	2.57	—	to	0.50	(0.87)	to	(0.37)
2014	293,838	11.6549	to	11.5751	3,422,281	1.84	—	to	0.50	7.96	to	8.50
2013	315,166	10.7420	to	10.7218	3,384,754	1.74	—	to	0.50	7.22	to	7.42

M35
2016	20,552	12.6049			259,058	2.44	—			8.82
2015	19,680	11.5838			227,973	2.33	—			(0.58)
2014	21,393	11.6513			249,255	1.70	—			8.24
2013	19,559	10.7647			210,546	1.56	—			7.65

M31
2016	202,027	17.0122	to	16.5503	3,386,443	0.05	—	to	0.50	1.93	to	2.44
2015	63,308	16.6065	to	16.2362	1,035,790	0.15	—	to	0.50	7.02	to	7.56
2014	34,980	15.4394	to	15.1084	535,047	0.10	—	to	0.50	8.40	to	8.94
2013	38,630	14.1718	to	13.8679	543,076	0.24	—	to	0.50	36.17	to	36.85
2012	46,983	10.3556	to	10.1336	483,092	—	—	to	0.50	1.34	to	2.52

MF1
2016	333,155	17.1604	to	16.7868	5,677,055	—	—	to	0.50	4.73	to	4.91
2015	295,385	16.3572	to	16.0011	4,811,210	—	—	to	0.50	4.61
2014	308,606	15.6361	to	15.2956	4,806,727	—	—	to	0.50	8.32	to	8.86
2013	317,305	14.3632	to	14.0505	4,543,411	—	—	to	0.50	37.04	to	37.72
2012	386,168	10.4293	to	10.2022	4,009,249	—	—	to	0.50	1.99	to	2.02

M05
2016	211,891	14.8857	to	14.5617	3,142,573	—	—	to	0.50	8.85
2015	221,307	13.6502	to	13.3531	3,010,807	—	—	to	0.50	(1.89)
2014	232,383	13.9125	to	13.6097	3,225,277	—	—	to	0.50	(7.72)	to	(7.26)
2013	63,083	15.0012	to	14.6747	931,319	—	—	to	0.50	40.82	to	41.52
2012	51,466	10.6001	to	10.3694	537,895	—	—	to	0.50	3.66	to	3.69

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M06
2016	714,186	$10.9262	to	$10.7044	$7,783,497	3.58%	— %	to	0.50%	3.72%	to	4.23%
2015	787,635	10.4824	to	10.3208	8,235,890	3.30	—	to	0.50	(0.80)
2014	720,633	10.5142	to	10.4039	7,561,193	2.91	—	to	0.50	5.32
2013	722,781	9.9335	to	9.8784	7,165,286	1.13	—	to	0.50	(1.53)
2012	839,907	10.0372	to	10.0000	8,415,860	—	—	to	0.50	(0.03)

M33
2016	281,282	16.5001	to	16.1714	4,638,386	0.78		—		8.56	to	8.74
2015	295,028	15.1745			4,473,364	0.74		—		0.80
2014	307,988	15.0534	to	14.7536	4,653,169	0.80		—		10.20
2013	347,428	13.6598	to	13.3878	4,763,697	0.32		—		32.28
2012	459,306	10.3261	to	10.1204	4,739,342	0.00		—		1.20

M44
2016	187,042	9.8125	to	9.6958	1,833,660	3.81		—	0.50	10.92	to	11.47
2015	194,936	8.8027	to	8.7414	1,714,954	4.13		—	0.50	(14.94)	to	(14.52)
2014	202,807	10.2978	to	10.2772	2,087,874	2.05		—	0.50	2.77	to	2.98

M40
2016	24,021	9.5694			230,999	3.71		—		11.24
2015	19,913	8.6029			172,120	3.63		—		(14.76)
2014	31,082	10.1705	to	10.0922	314,950	1.98		—		0.92	to	1.70

M83
2016	425,797	17.5801	to	12.1893	7,409,640	2.09	—	to	0.50	13.52	to	14.09
2015	383,986	15.4091	to	10.7373	5,874,963	2.31	—	to	0.50	(1.23)	to	(0.74)
2014	415,479	15.5235	to	10.8711	6,382,397	1.91	—	to	0.50	7.50	to	10.51
2013	275,117	14.0471	to	13.6741	3,861,733	1.22	—	to	0.50	32.57	to	35.89
2012	239,884	10.3374	to	10.0629	2,478,021	—	—	to	0.50	0.63

M08
2016	289,899	12.1592			3,518,243	2.08		—		13.78
2015	275,899	10.6870			2,943,176	2.04		—		(0.93)
2014	260,653	10.7878	to	10.7601	2,807,075	1.30		—		7.60	to	7.88

MB6
2016	96,672	23.0803	to	21.3194	2,194,513	1.44	—	to	0.50	7.91	to	8.45
2015	100,599	21.2828	to	19.7570	2,102,376	1.57	—	to	0.50	0.62	to	1.13
2014	114,804	21.0458	to	19.3366	2,374,899	1.66	—	to	0.50	12.01	to	12.57
2013	83,046	18.6960	to	17.2120	1,513,562	2.11	—	to	0.50	35.72	to	36.40
2012	93,890	13.7069	to	12.6441	1,252,593	1.66	—	to	0.50	14.80	to	15.37

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA0
2016	54,664	$16.4523			$899,362	4.01%		—%		5.98%
2015	51,795	15.5235			804,034	3.47		—		(0.58)
2014	58,786	15.6144			917,905	3.68		—		5.59
2013	54,066	14.7872			799,496	4.47		—		(0.51)
2012	48,031	14.8628			713,874	4.65		—		11.00

MA1
2016	328,310	7.2336			2,374,856	0.37		—		9.04
2015	337,021	6.6336			2,235,684	0.58		—		(13.08)
2014	206,929	7.6323			1,579,362	0.42		—		(6.99)
2013	206,587	8.2055			1,695,166	1.46		—		(5.40)
2012	205,460	8.6740			1,782,175	0.88		—		18.60

M92
2016	3,066	12.9599			39,732	—		—		5.98
2015	2,995	12.2285			36,634	5.11		—		(2.49)
2014	2,954	12.5408			37,041	2.68		—		4.25
2013	3,084	12.0299			37,096	2.44		—		8.54
2012	3,275	11.0831			36,294	1.96		—		5.95	to	8.65

M96
2016	167,320	18.8126	to	19.3388	3,152,857	2.70	—	to	0.50	0.54	to	1.04
2015	173,743	18.6188	to	19.2350	3,241,424	2.44	—	to	0.50	(0.03)	to	0.47
2014	154,071	19.6880	to	18.5317	2,862,192	2.73	—	to	0.50	4.34	to	4.86
2013	118,047	18.8134	to	17.6732	2,096,086	2.02	—	to	0.50	(3.08)	to	(2.59)
2012	190,277	19.3530	to	18.1437	3,463,836	3.17	—	to	0.50	2.02	to	2.53

MD2
2016	28,993	12.6830			367,708	2.58		—		0.68
2015	21,965	12.5979			276,719	2.70		—		0.26
2014	57,265	12.5658			719,582	2.17		—		4.67
2013	52,965	12.0053			635,856	1.86		—		(2.90)
2012	91,448	12.3633			1,130,606	3.16		—		2.27

MA6
2016	240,964	26.5671	to	23.9694	5,113,766	6.69	—	to	0.50	13.26	to	13.82
2015	272,716	23.3406	to	21.1633	5,021,381	6.86	—	to	0.50	(4.69)	to	(4.22)
2014	268,646	24.3683	to	11.0140	5,466,390	5.45	—	to	0.50	2.30	to	2.81
2013	271,269	23.7031	to	10.7133	5,451,191	2.23	—	to	0.50	5.90	to	6.42
2012	431,721	22.2721	to	10.0666	7,378,891	5.20	—	to	0.50	0.67	to	14.91

M97
2016	56,978	17.1864	to	16.4951	978,768	1.25	—	to	0.50	1.98	to	2.49
2015	37,742	16.7687	to	16.1744	632,464	1.50	—	to	0.50	(0.18)	to	0.32
2014	42,779	16.7151	to	16.2033	711,244	0.86	—	to	0.50	(5.45)	to	(4.98)
2013	55,440	17.5906	to	17.1373	971,260	1.29	—	to	0.50	13.35	to	13.92
2012	54,483	15.4414	to	15.1187	841,034	1.04	—	to	0.50	19.30	to	19.90

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MD5
2016	22,288	$16.8275			$375,045	0.80%		—%		2.15%
2015	23,316	16.4729			384,082	1.37		—		0.10
2014	28,153	16.4557			463,284	64.79		—		(5.19)
2013	28,603	17.3562			496,446	1.09		—		13.68
2012	28,397	15.2681			433,569	0.56		—		19.54

MD6
2016	86,647	18.3420	to	14.7723	1,552,309	0.57	—	to	0.50	5.55	to	6.08
2015	103,060	17.2915	to	13.9957	1,746,403	0.43	—	to	0.50	(0.61)	to	(0.12)
2014	123,503	17.3116	to	14.0820	2,103,194	0.51	—	to	0.50	10.96	to	11.51
2013	171,206	15.5244	to	12.6914	2,629,471	0.76	—	to	0.50	29.74	to	30.39
2012	123,229	11.9060	to	9.7819	1,421,901	0.40	—	to	0.50	16.66	to	17.25

NWD
2014	—	—			—	—		—		(8.91)	to	(8.64)
2013	122,477	33.0067	to	22.4420	2,789,594	—		—		40.74	to	41.44
2012	127,910	23.3827	to	15.8668	2,064,071	—		—		20.62	to	21.22

ME3
2016	19,254	8.9938			173,162	1.33		—		(0.91)
2015	19,943	9.0766			181,012	1.84		—		(2.20)
2014	25,388	9.2805			235,617	0.26		—		(7.16)
2013	240,636	9.9960			2,405,406	0.24		—		18.77
2012	28,831	8.4161			242,647	1.95		—		16.29

TRS
2013	—	—			—	3.91		—		10.43	to	10.77
2012	198,417	18.9798	to	16.7084	3,385,219	2.53		—		10.78	to	11.34
MFJ
2013	—	—			—	3.42		—		10.63
2012	13,638	11.2844			153,905	2.42		—		11.02

UTS
2014	—	—			—	5.67		—		10.67	to	11.00
2013	65,130	34.7758	to	28.9529	1,923,417	2.77		—		20.01	to	20.61
2012	71,062	28.8909	to	24.0054	1,748,288	4.83		—		13.58	to	14.15

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MFE
2014	—	$—			$—	4.79%		—%		9.51%	to	10.81%
2013	19,654	14.0490			276,120	1.55		—			20.29
2012	48,630	11.6788			567,940	4.37		—			13.92

MVS
2014	—	—			—	3.26		—		2.22	to	2.53
2013	88,069	23.0843	to	22.0230	2,026,382	2.61		—		35.19	to	35.86
2012	138,611	16.9911	to	16.2423	2,350,318	1.84		—		15.64	to	16.22

MV1
2014	—	—			—	2.93		—			1.23
2013	189,923	13.9449			2,648,460	2.69		—			35.48
2012	187,284	10.2932			1,927,754	1.66		—			15.97

MB8
2016	188,102	32.9782	to	19.9350	4,820,143	1.28	—	to	0.50	20.30	to	20.90
2015	135,431	27.2764	to	16.4884	3,281,814	0.55	—	to	0.50		(4.15)
2014	184,758	28.4585	to	17.2029	4,358,510	0.94	—	to	0.50	6.76	to	7.29
2013	193,144	26.5251	to	16.0342	4,365,994	1.65	—	to	0.50	44.99	to	45.71
2012	189,321	18.2037	to	11.0040	2,980,077	0.61	—	to	0.50	14.16	to	14.74

MF4
2016	137,236	16.5127			2,266,123	2.72		—			5.03
2015	153,926	15.7218	to	15.3645	2,419,991	3.32		—		(0.19)	to	(0.02)
2014	181,830	15.7512	to	15.3669	2,861,354	1.86		—		4.40	to	4.61
2013	274,651	15.0567	to	14.7187	4,132,908	3.15		—		9.60	to	9.82
2012	366,514	13.7104	to	13.4294	5,022,969	2.96		—		8.68	to	8.90

MF6
2016	179,114	36.5576	to	41.2198	4,510,247	2.64	—	to	0.50	7.40	to	7.94
2015	184,317	33.8690	to	11.1753	4,342,088	4.03	—	to	0.50	4.34	to	4.86
2014	197,821	40.0013	to	11.0926	4,620,205	2.31	—	to	0.50	15.04	to	15.62
2013	193,547	34.6665	to	9.5941	4,010,429	5.32	—	to	0.50	4.46	to	4.99
2012	209,885	33.0863	to	9.1385	4,085,006	1.04	—	to	0.50	29.39	to	30.03

MF8
2016	118,581	21.0681	to	20.4722	2,497,160	2.85	—	to	0.20	6.93	to	7.15
2015	116,556	19.6626	to	19.1446	2,290,844	4.72	—	to	0.20	0.33	to	0.53
2014	114,145	19.5583	to	19.0811	2,231,592	1.71	—	to	0.20	5.18	to	5.39
2013	117,253	18.5586	to	18.1420	2,175,299	2.61	—	to	0.20	22.32	to	22.56
2012	158,874	15.1424	to	14.8320	2,405,200	2.69	—	to	0.20	12.55	to	12.78

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MG0
2016	103,520	$12.9384	to	$12.5724	$1,339,109	—%	— %	to	0.20%	2.37%	to	2.57%
2015	103,366	12.6143	to	12.2819	1,303,582	0.79	—	to	0.20	(5.23)	to	(5.04)
2014	109,476	13.2841	to	12.9599	1,453,977	0.88	—	to	0.20	3.50	to	3.71
2013	114,887	12.8092	to	12.5216	1,471,324	0.00	—	to	0.20	(5.26)	to	(5.07)
2012	140,734	13.4930	to	13.2165	1,898,656	0.85	—	to	0.20	7.53	to	7.75

MF2
2016	538,097	11.7613	to	11.2637	6,321,768	1.34	—	to	0.50	1.18	to	1.68
2015	593,727	11.5721	to	11.1323	6,860,317	1.40	—	to	0.50	0.48
2014	589,905	11.5171	to	11.1348	6,783,160	1.27	—	to	0.50	0.30	to	0.80
2013	597,676	11.4254	to	11.1014	6,818,642	0.13	—	to	0.50	0.21	to	0.71
2012	615,209	11.3447	to	11.0780	6,968,272	1.15	—	to	0.50	1.73	to	2.24

MG3
2016	283,424	21.9332	to	20.3637	5,847,034	0.89		—		15.98	to	24.92
2015	286,418		17.5584		5,117,508	0.82		—		(2.33)
2014	323,541	19.3622	to	17.9766	5,873,691	0.96		—		10.36
2013	355,612	17.5439	to	16.2884	5,841,195	1.18		—		36.91
2012	344,651	12.8141	to	11.8971	4,127,671	1.05		—		16.38

MG5
2016	273,954	19.0530	to	18.5140	5,219,601	2.82	—	to	0.20	5.95	to	6.16
2015	289,218		17.4747		5,185,656	4.20	—	to	0.20	0.15	to	0.35
2014	248,476	17.8855	to	17.4491	4,439,273	1.61	—	to	0.20	5.07	to	5.28
2013	246,081	16.9887	to	16.6073	4,176,399	1.70	—	to	0.20	16.63	to	16.87
2012	200,784	14.5369	to	14.2389	2,915,557	2.70	—	to	0.20	10.34	to	10.56

ME0
2016	39,912	25.2791	to	24.2623	1,008,450	1.09	—	to	0.50	26.54	to	27.17
2015	57,197	19.8783	to	19.1738	1,136,630	0.53	—	to	0.50	(3.15)	to	(2.66)
2014	35,684	20.4225	to	19.7972	728,417	0.48	—	to	0.50	2.92	to	3.44
2013	49,946	19.7439	to	19.2351	985,823	0.99	—	to	0.50	39.24	to	39.94
2012	30,542	14.1090	to	13.8140	430,836	0.09	—	to	0.50	9.35	to	9.90

V43
2016	15,527	21.4682			333,333	—		—		(8.84)
2015	15,445	23.5506			363,736	—		—		(5.99)
2014	44,613	25.0509			1,117,593	—		—		1.84
2013	45,356	24.5980			1,115,664	0.25		—		37.48
2012	42,836	17.8917			766,411	—		—		8.49

O01
2016	43,325	21.5467			933,511	0.40		—		(2.20)
2015	44,896	22.0319			989,137	0.09		—		3.54
2014	40,889	21.2780			870,040	0.44		—		15.41
2013	43,398	18.4371			800,137	0.99		—		29.74
2012	45,512	14.2109			646,766	0.65		—		14.12

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
O19
2016	5,979	$14.0030			$83,726	0.12%	—%	(2.43%)
2015	3,925	14.3517			56,333	—	—	3.27
2014	2,656	13.8976			36,907	0.18	—	15.13
2013	2,303	12.0715			27,799	0.89	—	29.43
2012	3,290	9.3268			30,682	0.40	—	13.81

O20
2016	4,790	13.7781			66,011	0.62	—	(0.16)
2015	4,914	13.7997			67,813	1.10	—	3.67
2014	8,634	13.3109			114,931	0.80	—	2.06
2013	7,672	13.0427			100,059	1.28	—	26.99
2012	9,453	10.2707			97,089	1.91	—	20.95

O21
2016	8,117	16.9510			134,819	0.85	—	11.30
2015	7,974	15.2303			118,982	0.65	—	3.11
2014	7,671	14.7714			113,346	0.58	—	10.40
2013	7,655	13.3798			102,444	0.89	—	31.44
2012	15,086	10.1796			153,585	0.66	—	16.61

P10
2016	66,899	5.9983			401,271	1.11	—	15.16
2015	65,448	5.2088			340,903	4.47	—	(25.70)
2014	62,989	7.0110			441,613	0.35	—	(18.42)
2013	61,978	8.5945			532,669	1.75	—	(14.70)
2012	64,002	10.0757			644,865	2.77	—	5.39

PK8
2016	158,532	36.2300	to	16.4146	4,011,401	5.29	—	13.34
2015	190,227	31.9646	to	14.4821	4,173,656	5.32	—	(2.25)
2014	163,220	32.6990	to	14.8148	3,916,543	5.26	—	1.52
2013	178,348	32.2082	to	14.5925	4,221,931	5.00	—	(6.97)
2012	188,735	34.6206	to	15.6854	4,886,568	4.93	—	17.90

PK9
2016	4,911	11.1632	to	10.9295	54,050	2.50	—	3.95
2015	4,249	10.7543	to	10.5050	45,016	1.48	—	(0.14)
2014	9,287	10.7450	to	10.5200	98,061	2.53	—	4.70
2013	9,203	10.2626	to	10.0478	92,768	3.29	—	(8.80)
2012	5,456	11.1390	to	10.9058	59,512	3.49	—	8.87

P06
2016	112,670	18.8971	to	14.2311	2,085,061	2.19	—	5.20
2015	140,760	17.9633	to	13.5278	2,487,326	4.03	—	(2.71)
2014	149,260	18.4627	to	13.9039	2,708,489	1.43	—	3.10
2013	180,329	17.9076	to	13.4859	3,182,967	1.73	—	(9.22)
2012	176,981	19.7259	to	14.8553	3,399,373	1.07	—	8.76

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
P07
2016	438,219	$20.2333	to	$15.8299	$8,686,288	2.07%	—%	2.68%
2015	527,322	19.7047	to	15.4164	10,215,337	4.92	—	0.45
2014	571,023	19.6163	to	15.3472	11,023,887	2.21	—	4.28
2013	574,968	18.8108	to	14.7170	10,656,011	2.20	—	(1.96)
2012	574,361	19.1871	to	15.0114	10,827,039	2.57	—	9.60

118
2012	—	—			—	7.13	—	11.09	to	11.30

SBB
2012	—	—			—	6.66	—	13.26	to	13.76

SCM
2012	—	—			—	3.55	—	12.82	to	13.35

SC7
2012	—	—			—	1.79	—	10.40

116
2012	—	—			—	—	—	14.01	to	14.54

SLC
2012	—	—			—	1.63	—	10.20

SPC
2012	—	—			—	6.52	—	13.22

114
2012	—	—			—	3.14	—	7.72	to	8.22

SC5
2012	—	—			—	0.39	—	16.71	to	17.25

LCG
2012	—	—			—	0.74	—	11.58	to	12.10

SC2
2012	—	—			—	2.39	—	5.94	to	6.44

SC1
2012	—	—			—	0.08	—	(0.39)	to	0.08

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
307
2016	172,364	$29.9300	$5,158,848	—%	—%	0.78%
2015	209,845	29.6977	6,232,150	—	—	11.05
2014	205,431	26.7421	5,493,022	—	—	9.17
2013	215,415	24.4964	5,276,317	0.03	—	41.15
2012	230,585	17.3545	4,003,809	0.15	—	18.26

W42
2016	17,015	18.9192	319,228	—	—	13.69
2015	20,741	16.6413	342,806	—	—	(0.61)
2014	15,051	16.7433	252,018	—	—	4.78
2013	14,032	15.9788	224,217	0.13	—	33.75
2012	13,149	11.9465	157,085	0.36	—	20.02

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[4]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

The accompanying notes are an integral part of these financial statements.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2016 and 2015 and for the Years

Ended December 31, 2016, 2015 and 2014

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2017

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$7,171,155	$5,853,362
Preferred stocks	33,584	32,634
Common stocks	565,055	550,351
Mortgage loans on real estate	374,983	490,340
Cash, cash equivalents and short-term investments	1,082,724	1,536,423
Contract loans	618,946	630,826
Derivatives	247,258	246,437
Other invested assets	911,089	529,509
Mortgage escrow funds	3,492	3,142
Receivables for securities	20,136	8,167
Investment income due and accrued	101,939	84,071
Amounts recoverable from reinsurers	2,875	4,282
Other amounts receivable under reinsurance contracts	—	8,777
Current federal and foreign income tax recoverable	8,103	8,071
Net deferred tax asset	161,385	213,377
Receivables from parent, subsidiaries and affiliates	1,735	1,298
Cash value of Company Owned Life Insurance	90,540	89,431
Reinsurance deposit asset	1,161,941	1,332,097
Other assets	25,281	24,657

Total general account assets	12,582,221	11,647,252
SEPARATE ACCOUNT ASSETS	25,101,753	25,229,673

TOTAL ADMITTED ASSETS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$8,810,475	$7,811,011
Liability for deposit type contracts	467,300	189,353
Contract claims	34,945	45,934
Other amounts payable on reinsurance	8,116	3,232
Interest maintenance reserve	131,313	27,333
Commissions to agents due or accrued	10,135	8,358
General expenses due or accrued	56,085	51,851
Transfers from Separate Accounts due or accrued (net)	(622,380)	(644,905)
Remittances and items not allocated	13,112	31,013
Borrowed money and accrued interest thereon	—	25,000
Asset valuation reserve	115,826	151,228
Payable for securities	319,400	521,988
Funds held under reinsurance treaties with unauthorized and certified reinsurers	263,721	270,742
Funds held under coinsurance	1,161,941	1,332,097
Derivatives	45,249	51,090
Other liabilities	131,088	136,037

Total general account liabilities	10,946,326	10,011,362
SEPARATE ACCOUNT LIABILITIES	25,101,751	25,229,672

Total liabilities	36,048,077	35,241,034
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,762	410,756

Total surplus	1,629,460	1,629,454

Total capital stock and surplus	1,635,897	1,635,891

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
INCOME:
Premiums and annuity considerations	$1,814,434	$1,321,183	$1,783,056
Considerations for supplementary contracts with life contingencies	28,598	28,768	29,190
Net investment income	171,895	381,623	50,614
Amortization of interest maintenance reserve	22,067	18,777	18,502
Commissions and expense allowances on reinsurance ceded	2,442	2,932	3,676
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	436,129	467,433	480,820
Change in cash value of Company Owned Life Insurance	1,109	(515)	(54)
Investment (loss) or gain on reinsurance deposit asset	(327,872)	46,818	102,960
Other income	70,917	93,093	106,183

Total Income	2,219,719	2,360,112	2,574,947
BENEFITS AND EXPENSES:
Death benefits	128,678	142,344	153,679
Annuity benefits	588,881	589,120	682,288
Surrender benefits and withdrawals for life contracts	2,112,722	2,518,026	3,385,457
Interest and adjustments on contract or deposit-type contract funds	(38,729)	6,607	9,688
Payments on supplementary contracts with life contingencies	35,940	31,740	35,769
Increase in aggregate reserves for life and accident and health contracts	971,605	536,439	644,086

Total Benefits	3,799,097	3,824,276	4,910,967
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	118,388	119,118	109,136
Commissions and expense allowances on reinsurance assumed	121	123	127
General insurance expenses	228,521	231,294	216,356
Insurance taxes, licenses and fees, excluding federal income taxes	2,820	4,697	6,025
Net transfers (from) Separate Accounts net of reinsurance	(1,949,196)	(2,160,670)	(2,749,140)
Investment (income) expense on funds held	(178,151)	58,979	(225,350)
Other deductions	2,751	3,990	3,832

Total Benefits and Expenses	2,024,351	2,081,807	2,271,953
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	195,368	278,305	302,994
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(39,991)	(2,729)	6,861

Net income from operations after federal income taxes and before net realized capital gains	235,359	281,034	296,133
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	74,587	67,719	19,628

NET INCOME	$309,946	$348,753	$315,761

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,891	$1,591,482	$1,410,420
Net income	309,946	348,753	315,761
Change in net unrealized capital (losses) gains, net of deferred income tax	(155,105)	(5,299)	424,710
Change in net unrealized foreign exchange capital (losses) gains	(3,686)	(7,317)	(1,413)
Change in net deferred income tax	(68,842)	(101,139)	(123,660)
Change in nonadmitted assets	62,747	107,496	151,478
Change in liability for reinsurance in unauthorized and certified companies	—	145	(129)
Change in asset valuation reserve	35,402	3,203	(85,470)
Surplus withdrawn from Separate Accounts during period	—	552	—
Changes in Separate Accounts surplus	—	3,106	25,443
Cumulative effect of changes in accounting principles	—	6,255	—
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Prior period adjustment net of tax	(18,108)	—	—
Investment income (expense) on funds held—unrealized	137,652	197	(340,658)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,897	$1,635,891	$1,591,482

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,843,032	$1,349,951	$1,812,246
Net investment income	430,578	408,727	322,375
Miscellaneous income	519,373	554,167	609,258

Total receipts	2,792,983	2,312,845	2,743,879
Benefits and loss related payments	(2,833,510)	(3,267,558)	(4,317,666)
Net transfers (from) Separate Accounts	1,971,722	2,221,535	2,869,878
Commissions, expenses paid and aggregate write-ins for deductions	(356,543)	(377,301)	(343,135)
Federal and foreign income taxes (paid) recovered	(20,405)	4,077	(528)

Total payments	(1,238,736)	(1,419,247)	(1,790,395)

Net cash from operations	1,554,247	893,598	953,484

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	13,130,777	2,287,249	2,651,165
Stocks	84,939	25,026	8,079
Mortgage loans	129,924	368,687	141,903
Real Estate	—	13,275	120,126
Other Invested Assets	89,713	83,147	285,341
Net gains or (losses) on cash, cash equivalents and short-term investments	89	(1,558)	212
Miscellaneous proceeds	—	19,113	1,336,187

Total investment proceeds	13,435,442	2,794,939	4,543,013
Cost of investments acquired (long-term only):
Debt Securities	(14,162,654)	(2,827,494)	(3,170,123)
Stocks	(81,889)	(74,352)	(95,569)
Mortgage loans	(118,719)	(165,500)	(61,600)
Real Estate	—	(173)	(1,451)
Other Invested Assets	(607,204)	(94,474)	(582,554)
Miscellaneous applications	(401,611)	(1,276,604)	(130,491)

Total investments acquired	(15,372,077)	(4,438,597)	(4,041,788)
Net decrease (increase) in contract loans and premium notes	11,876	(7,342)	(86,505)

Net cash used in investments	(1,924,759)	(1,651,000)	414,720

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	(25,000)	(185,022)	210,023
Net deposits on deposit-type contracts and other liabilities	277,947	(26,191)	31,062
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Other cash (used) provided	(36,134)	19,477	(67,310)

Net cash used in financing and miscellaneous sources	(83,187)	(503,279)	(11,225)

Net change in cash, cash equivalents and short-term investments	(453,699)	(1,260,681)	1,356,979
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,536,423	2,797,104	1,440,125

End of year	$1,082,724	$1,536,423	$2,797,104

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2016	2015	2014
Exchanges of debt securities	$103,085	$39,626	$192,199
Exchanges of preferred stock	—	150	—
Transfer of other invested assets to real estate	—	5,222	—
Transfer of bonds to common stock	—	18,012	—
Transfer of bonds to other invested assets	—	23,517	—
Transfer of mortgage loan to bonds	117,601	—	—

See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct, wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”), and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments are stated at amortized cost which approximates fair value. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include a market value adjustment (“MVA”) feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the insulated variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts (“SSAP No. 51R”), to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.3 million on the Company, which has been recorded in “Cumulative effect of changes in accounting principles” in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Investments in Subsidiaries

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2016	2015
DLNY	Insurance	$404,361	$401,810
DL Reinsurance Company	Insurance	31,647	30,573
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,250	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$457,712	$433,837

The Company made capital contributions totaling $20.3 million to its newly formed wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. In December 2016, the Company dissolved its wholly-owned subsidiary, DL Information Services Canada (“DL Canada”). The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

The Statement of Admitted Assets amount for all SSAP No. 97 8a entities as of December 31, 2016 and 2015 was as follows:

(In Thousands)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8a Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital LLC; Clear Spring PC Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2016 and as of December 31, 2015.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary, for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2016 and 2015.

Dividends

In November 2016 and September 2015, the Company received ordinary dividends from DLNY in the amounts of $17.2 million and $36.5 million respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment gains (losses) on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held - unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment expense on reinsurance deposit liability” represents the net gains and loss on all hedging instruments.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A summary of the impact of these two treaties on the Company’s December 31, 2016, December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(In Thousands)
	Treaty Impacts
Statement of Operations	2016	2015	2014
Investment (Loss) Income on Reinsurance Deposit Asset	$(327,872)	$46,818	$102,960

Total Revenue	(327,872)	46,818	102,960
Investment Expense on Funds Held	(190,220)	47,016	(237,698)

Total Policyholder Benefits and Expenses	(190,220)	47,016	(237,698)
Net (Loss) Gain from Operations After Dividends and Before Federal Income Taxes	(137,652)	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment Benefit (Expense) on Funds Held—Unrealized	137,652	198	(340,658)
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,161.9 million and $1,332.1 million at December 31, 2016 and 2015, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2016 or 2015.

As of December 31, 2016 and 2015, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2016, (the “Noteholders”).

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2016, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2016 and 2015 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2016 and 2015
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid from inception through December 31, 2016 was approximately $862.8 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2016 and 2015.

Administrative Services Agreements

The Company is party to various related-party agreements.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $1.8 million, $2.8 million and $3.2 million, respectively, for the years ended December 31, 2016, 2015 and 2014, of which $0.1 million, $0.3 million and $0.4 million, respectively, were allocated to the Company’s subsidiary, DLNY.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.2 million, $13.0 million and $14.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.3 million and $0.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement with Barbco, pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.6 million and $35 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2016, 2015 and 2014 were negligible.

The Company had an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provided administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $1.3 million, $5.1 million and $8.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.3 million, $9.9 million and $10.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.8 million, $1.6 million and $1.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

expenses related to this agreement were incurred during 2016. There were $132 thousand and $34 thousand in expenses incurred related to this agreement for the years ended December 31, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.0 million, $49.5 million and $47.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $24.4 million, $8.9 million and $3.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the Company incurred $35.9 million, $31.4 million and $18.9 million of conversion costs related to this agreement for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a Master Agency Agreement with Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $20.1 million and $18.9 million in 2016 and 2015, respectively. The Company did not incur expenses related to this agreement in 2014.

The Company has a Master Agency Agreement with Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $9.1 million in 2016. While this Agreement was entered into during 2015, no expenses were incurred during that year.

The Company has a selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2016, 2015 and 2014.

The Company had $1.7 million and $1.3 million due from affiliates, $0 and $0.3 million due to affiliates, and $18.0 million and $13.4 million, included in general expenses due or accrued to other related parties, as of December 31, 2016 and 2015, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also sold a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments. During 2016, the Company sold public bonds to related parties and recognized gains of $50.1 million before taxes and transfers to the IMR.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2016 the cash surrender value of these COLI policies was $90.5 million, which included additional policy loans from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014, respectively. There were no additional policy loans during 2016.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2016. Outstanding policy loans totaled $158.7 and $148.1 million, including capitalized interest, at December 31, 2016 and 2015, respectively. The net cash value of the policies was $225.5 and $211.2 million at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2016	2015
Debt Securities	$701,349	$911,485
Common Stocks	68,111	67,849
Short-term Investments	—	—
Other Invested Assets	65,749	48,000

Total	$835,209	$1,027,334

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2016 and December 31, 2015 was approximately $248.6 million and $272.5 million, respectively. At December 31, 2016 and 2015, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company,

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $8.3 million and $9.3 million at December 31, 2016 and 2015, respectively. There is no liability accrued for this guaranty.

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Funds	29,932	—	—	29,932

Total Debt Securities	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$225,249	$518	$(1,034)	$224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total Debt Securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2016
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$262,226	$262,663
Due after one year through five years	1,120,571	1,108,922
Due after five years through ten years	1,641,919	1,613,863
Due after ten years	1,778,118	1,697,002
SVO Identified Funds—Bond Mutual Funds	29,932	29,932

Total before asset and mortgage-backed securities	4,832,766	4,712,382

Asset and mortgage-backed securities	2,338,389	2,352,310

Total	$7,171,155	$7,064,692

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2016, 2015 and 2014, were $13.2 billion, $2.4 billion and $2.7 billion, including non-cash transactions of $103.1 million, $86.5 million and $192.2 million, respectively; gross gains were $198.3 million, $48.6 million and $69.1 million respectively; and gross losses were $12.7 million, $11.3 million and $8.6 million, respectively.

The Company had unfunded commitments for future private placement fundings of $258.2 million as of December 31, 2016. The Company also had commitments for future private placement fundings of $355.4 million as of December 31, 2015.

Debt securities included above with a statement value of approximately $5.0 million, $4.1 million and $4.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, were on deposit with governmental authorities as required by law.

Investment-grade debt securities were 95.1%, 94.1% and 91.0% of the Company’s total debt securities as of December 31, 2016, 2015 and 2014, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2016, 2015 and 2014 on LBSS held as of December 31, 2016, 2015 and 2014, respectively, pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2016, 2015 and 2014, the Company incurred write-downs of debt securities totaling $0.3 million, $1.4 million and $0.0 million, respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)
SVO Identified Funds	—	—	—	—	—	—	—	—	—

Total Debt Securities	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total Debt Securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,371	$2,483	$2,485

	$4,371	$2,483	$2,485

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	3	4	$12,383	$13,683	$13,347	$14,646

Total	3	4	$12,383	$13,683	$13,347	$14,646

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2016 and 2015 (in thousands):

	2016	2015
Alabama	$3,685	$3,850
Arizona	2,625	9,807
California	18,598	22,566
Colorado	18,424	18,994
District of Columbia	54,584	61,401
Florida	820	3,274
Georgia	1,977	2,564
Idaho	1,574	1,636
Illinois	27,306	1,227
Kansas	—	1,451
Kentucky	3,005	3,608
Louisiana	1,324	8,638
Maine	1,346	—
Maryland	—	1,376
Massachusetts	1,753	1,945
Michigan	5,934	7,821
Minnesota	12,383	21,349
Missouri	—	9,381
Mississippi	2,795	2,901
Nebraska	—	945
New Jersey	6,213	6,574
New Mexico	4,628	4,857
New York	139,363	141,385
North Carolina	8,786	11,668
Ohio	10,814	16,070
Oregon	9,381	9,981
Pennsylvania	6,831	8,633
Rhode Island	241	321
South Carolina	2,435	18,653
Tennessee	78	1,533
Texas	16,815	26,580
Utah	4,322	8,557
Virginia	2,180	52,602
Washington	2,361	2,776
West Virginia	—	3,218
Wisconsin	1,915	4,158
Great Britain	2,947	—
General Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The Company had $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2016. The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company originated 17 mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3% to 13.68%, three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25% and six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65%. During the years ended December 31, 2016, 2015 and 2014, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2016 and 2015. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $12.0 million at December 31, 2016 and 2015, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2016 and 2015, the Company individually and collectively evaluated loans with a gross carrying value of $377.4 million and $502.3 million, respectively.

As of December 31, 2016 and 2015, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2016. One loan with a carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443
December 31, 2015
Recorded Investment
Current	$—	$—	$—	$—	$499,911	$—	$499,911

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2016 or 2015.

The Company did not have any investments in impaired loans during 2016 or 2015.

Allowance for Credit Losses:

(In Thousands)	2016	2015	2014
Balance at Beginning of Period	$11,960	$15,415	$15,727
Additions Charged to Operations	—	—	1,108
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	(9,500)	(3,455)	(1,420)

Balance at End of Period	$2,460	$11,960	$15,415

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2016 and 2015:

(In Thousands) Internal Risk Rating	2016	2015
AA	$68,702	$127,201
A	156,252	117,797
BBB	35,029	44,837
BB and Lower	117,460	212,465

Total	$377,443	$502,300

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The following table provides an aging of past due commercial mortgage loans as of December 31, 2016 and 2015, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2016	2015
Current	$377,443	$499,911
30-59 Days Past Due	—	232
60-89 Days Past Due	—	2,157

Total Past Due	$—	$2,389

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2016. The Company sold its remaining two real estate properties during the 2015 statement period. The sales resulted in net realized gains of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Realized Gains (Losses):
Debt Securities	$185,285	$35,808	$60,537
Preferred Stocks	16	141	79
Common Stocks	7,060	(209)	—
Common Stocks of Affiliates	—	278	—
Mortgage Loans	63	17,486	—
Real Estate	—	1,678	21,273
Cash, Cash Equivalents and Short-term Investments	88	265	212
Other Invested Assets	950	(1,864)	(2)
Other Hedging Investments	4,783	(143)	(62,216)
Derivative Instruments	63,478	56,014	51,430

Subtotal	261,723	109,454	71,313
Capital Gains Tax Expense (Benefit)	60,364	6,100	(3,669)

Net Realized Gains	201,359	103,354	74,982
(Gains) Transferred to IMR (Net of Taxes)	$(126,772)	$(35,635)	$(55,354)

Total	$74,587	$67,719	$19,628

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Debt Securities	$119	$(267)	$2,659
Common Stocks of Non-affiliates	8,003	759	—
Common Stocks of Affiliates	2,897	(15,020)	18,189
Mortgage Loans	6,175	2,246	203
Derivative Instruments	(39,386)	14,374	392,514
Other Hedging Investments	(135,495)	(9,597)	9,597
Other Invested Assets	2,582	2,206	1,548

Total	$(155,105)	$(5,299)	$424,710

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $57.6 million, $4.9 million and ($26.6) million at December 31, 2016, 2015 and 2014, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Debt Securities (Unaffiliated)	$296,501	$259,795	$197,595
Debt Securities (Affiliated)	—	1,246	—
Preferred Stocks (Unaffiliated)	1,943	1,992	1,813
Common Stocks (Unaffiliated)	11,747	11,212	—
Common Stocks (Affiliated)	18,038	37,047	—
Mortgage Loans	26,223	41,268	50,062
Real Estate	—	1,664	8,822
Contract Loans	34,293	26,230	22,837
Cash, Cash Equivalents and Short-term Investments	62,031	48,296	62,575
Derivative Instruments	(243,007)	(11,850)	(225,328)
Other Invested Assets	37,645	35,822	22,160
Other Investment Income	3	—	—

Gross Investment Income	245,417	452,722	140,536

Interest Expense on Surplus Notes	43,260	43,260	43,260
Investment Expenses and Other Interest Expense on Borrowed Money	30,262	27,839	46,662

Net Investment Income	$171,895	$381,623	$50,614

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2016 and 2015 was $0 and $309.5 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2016 and 2015, the Company pledged $146.8 million and $175.5 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2016 and 2015, counterparties pledged to the Company $131.4 million and $128.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2016
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Receiver Swaptions	—	—	—	—
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,410,000	$47,101	$—	$47,101
Currency Swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor Swaptions	800,000	3,720	7,890	(4,170)
Receiver Swaptions	75,000	1,341	2,126	(785)
Equity Index Options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

At December 31, 2016 and 2015, open futures contracts had a notional value of $2,368.0 million and $4,324.4 million and a fair value of ($0.1) million and $20.9 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has miscellaneous liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.7 million and $270.7 million at December 31, 2016 and 2015, respectively.

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Premiums and Annuity Considerations:
Direct	$1,891,709	$1,369,407	$1,848,605
Ceded—Affiliated	(60,552)	(33,974)	(51,827)
Ceded—Non-affiliated	(16,723)	(14,250)	(13,722)

Net Premiums and Annuity Considerations	$1,814,434	$1,321,183	$1,783,056

Insurance and Other Individual Policy Benefits and Claims:
Direct	824,340	804,664	915,197
Assumed—Non-affiliated	4,287	4,621	6,978
Ceded—Affiliated	(62,746)	(29,383)	(41,766)
Ceded—Non-affiliated	(12,381)	(16,698)	(8,673)

Net Policy Benefits and Claims	$753,500	$763,204	$871,736

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2016 and 2015, the Company had $15.0 million and $15.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $3.3 million as of December 31, 2016 and 2015, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2016 and 2015 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $38.4 million and $236.4 million at December 31, 2016 and 2015, respectively.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.30%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.20%
At Fair Value	—	—	13,278,650	13,278,650	61.53%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.03%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.20%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.77%

Total (Gross: Direct and Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.00%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At Book Value Less Current Surrender Charge of 5% or More	1,101,664	—	—	1,101,664	5.19%
At Fair Value	—	—	14,397,807	14,397,807	67.77%

Total with Adjustment or at Market Value	3,601,771	769,505	14,397,807	18,769,083	88.35%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,707,249	—	—	1,707,249	8.04%
Not Subject to Discretionary Withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct +Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance Ceded	29,210	—	—	29,210

Total (Net)	$6,026,217	$769,505	$14,418,644	$21,214,366

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $25,101.8 million and $25,229.7 million as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company’s Separate Account statement included legally insulated assets of $23,977.7 million and $24,042.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2016 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$10,500,264	$—
Variable Annuity	13,477,456	—
MVA Annuity	—	1,124,033

Total	$23,977,720	$1,124,033

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,856.1 million and $21,883.7 million of non-guaranteed Separate Account reserves and $631.1 million and $769.5 million of guaranteed Separate Account reserves as of December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $16,133.9 million and $17,247.9 million, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $207.6 million, $206.8 million and $194.2 million were received by the General Account from the Separate Accounts during the years ended December 31, 2016, 2015 and 2014, respectively.

For the years ended December 31, 2016, 2015 and 2014, the Company’s General Account paid $95.7 million, $81.0 million and $81.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For Accounts with Assets at:
Fair Value	240,838	21,883,718	22,124,556
Amortized Cost	528,667	—	528,667

Total Reserves	$769,505	$21,883,718	$22,653,223

By Withdrawal Characteristics:
With Market Value Adjustment	$769,505	$—	$769,505
At Fair Value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not Subject to Discretionary Withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Transfers to Separate Accounts	$119,314	$219,252	$389,023
Transfers (from) Separate Accounts	(2,068,510)	(2,379,922)	(3,138,163)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,949,196)	$(2,160,670)	$(2,749,140)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial montages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$2,220	$105,124	$107,344
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,219	1,219
Industrial and Miscellaneous	—	21	—	21
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	83,553
Equity Contracts	4,750	138,054	—	142,804
Foreign Exchange Contracts	47	20,854	—	20,901
Separate Accounts Assets (c) (e)	15,281,948	5,731,366	418,867	21,432,181

Total Assets at Fair Value	$15,323,829	$5,937,433	$526,761	$21,788,023

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)
Equity Contracts	(2,130)	—	—	(2,130)
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$116,514	$116,514
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,093	1,093
Industrial and Miscellaneous	—	32	—	32
Derivative Assets (d)
Interest Rate Contracts	30,169	65,042	2,647	97,858
Equity Contracts	18,557	122,030	—	140,587
Foreign Exchange Contracts	2,978	5,014	—	7,992
Separate Accounts Assets (c) (e)	16,696,658	5,947,855	407,263	23,051,776

Total Assets at Fair Value	$16,748,362	$6,139,973	$527,517	$23,415,852

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative Liabilities (d)
Interest Rate Contracts	(4,375)	(35,581)	—	(39,956)
Equity Contracts	(10,577)	—	—	(10,577)
Foreign Exchange Contracts	(557)	—	—	(557)

Total Liabilities at Fair Value	$(15,509)	$(73,902)	$—	$(89,411)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,781 million and $1,202 million of investment income and receivables due at December 31, 2016 and 2015, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2016 and December 31, 2015.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Debt Securities—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

(In Thousands)	Beginning Balance at 01/01/2015	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2015
Assets:
Common Stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt Securities—Unaffiliated:
Asset-backed Securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Derivative Assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts Assets	268,878	92,739	(34,555)	972	(6,076)	243,344	—	(126,653)	(31,386)	407,263

Total Assets	$318,068	$126,648	$(48,112)	$938	$(5,695)	$312,466	$—	$(145,293)	$(31,503)	$527,517

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
	Market Pricing	Quoted Prices	105,124	1-193	62
Separate Accounts Assets	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97
	Amortized Cost	None	—	—	—

Total Assets			$257,747

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,093	26	26
Common Stocks	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts Assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total Assets			$260,524

There were no significant changes made in valuation techniques during 2016 and 2015.

Derivative values in the above tables are presented on a gross basis.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—
Debt Securities	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—
Preferred Stocks	33,390	33,584	—	33,390	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—
Other Invested Assets (a)	404,750	402,561	—	—	404,750	—
Separate Account Assets (b)	22,064,950	22,094,787	15,288,428	6,226,820	549,702	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2015:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	—
Debt Securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred Stocks	32,061	32,634	—	32,061	—	—
Common Stocks	116,514	116,514	—	—	116,514	—
Mortgages Loans on Real Estate	497,360	490,340	—	—	497,360	—
Derivatives – Options and Swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – Swaps and Forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—Futures	21,538	21,538	21,538	—	—	—
Contract Loans	669,276	630,826	—	—	669,276	—
Other Invested Assets (a)	432,544	428,832	—	8,720	423,824	—
Separate Account Assets (b)	23,739,760	23,739,052	16,717,221	6,392,174	630,365	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – Options and Swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – Swaps and Forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—Futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate Account Liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

(a)	Excludes assets with a fair value of $104.8 million and $100.7 million at December 31, 2016 and 2015, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value.
(b)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at NAV using the practical expedient.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate –The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2016 and December 31, 2015.

The components of the Company’s DTAs and DTLs as of December 31, 2016 and December 31, 2015 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$262,307	$—	$262,307	$368,714	$—	$368,714	$(106,407)	$—	$(106,407)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	262,307	—	262,307	368,714	—	368,714	(106,407)	—	(106,407)
Deferred Tax Assets Nonadmitted	—	—	—	64,719	—	64,719	(64,719)	—	(64,719)

Subtotal Net Admitted Deferred Tax Assets	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$28,448	$—	$28,448	$—	$—	$—	$28,448	$—	$28,448
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	132,937	—	132,937	213,377	—	213,377	(80,440)	—	(80,440)
(c) 11.b.i	132,937	—	132,937	228,470	—	228,470	(95,533)	—	(95,533)
(d) 11.b.ii	—	—	221,177	—	—	213,377	—	—	7,800
(e) Admitted Pursuant to 11.c.	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

(f) Total Admitted Under 11.a.—11.c.	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
(g) Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	2016	2015
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,222%	1,286%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,474,512,349	$1,422,514,602

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2016		December 31, 2015		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$262,307	—	$368,714	—	$(106,407)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	4.00%	0.00%	(4.00)%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$262,307	—	$303,995	—	$(41,688)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	4.00%	0.00%	6.00%	0.00%	(2.00)%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2016	December 31, 2015	December 31, 2014
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(39,991)	$(2,729)	$6,861
Federal Income Tax Expense on Net Capital Gains	60,364	6,099	(3,669)

Current Income Tax Expense	$20,373	$3,370	$3,192

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The main components of the Company’s DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$177,897	$242,840	$(64,943)
Investments	21,898	40,433	(18,535)
Deferred Acquisition Costs	20,352	14,715	5,637
Net Operating Loss Carryforward	—	29,529	(29,529)
Other (Including Items <5% of Total Ordinary Tax Assets)	42,160	41,197	963

Total Ordinary Deferred Tax Assets	$262,307	$368,714	$(106,407)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	64,719	(64,719)

Admitted Ordinary Deferred Tax Assets	$262,307	$303,995	$(41,688)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$262,307	$303,995	$(41,688)

Deferred Tax Liabilities:
Ordinary
Investments	$44,270	$17,154	$27,116
Policyholder Reserves	56,652	73,464	(16,812)

Subtotal	$100,922	$90,618	$10,304
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$100,922	$90,618	$10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$213,377	$(51,992)

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2016	December 31, 2015	Change
Total Deferred Tax Assets	$262,307	$368,714	$(106,407)
Total Deferred Tax Liabilities	100,922	90,618	10,304

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Tax Effect of Unrealized (Gains)/Losses			(57,619)

Change in Net Deferred Income Tax			$(59,092)

The change in net deferred income tax of ($68,842) shown on the Statement of Changes in Capital Stock and Surplus is inclusive of ($9,750) related to the prior period adjustment.

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2016, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			December 31, 2014
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%
Pre-tax Capital Gains—Pre IMR	261,723	91,603	20.0%	109,454	38,309	9.9%	71,313	24,960	6.7%
Dividends Received Deduction		(10,581)	(2.3)%		(23,864)	(6.2)%		(11,550)	(3.1)%
Tax Credits		(764)	(0.2)%		(2,594)	(0.7)%		(932)	(0.2)%
Non-deductible Expenses		59	—%		99	0.1%		119	—%
Prior Period Adjustment		(9,750)	(0.3)%		—	—%		—	—%
Reversal of IMR		1,209	0.3%		(5,939)	(1.5)%		(1,928)	(0.5)%
Change in Non-admitted assets		(1,540)	(0.3)%		1,283	0.3%		2,520	0.7%
Prior Year Over/Under Accrual		(1,201)	(2.1)%		(301)	(0.1)%		(4,839)	(1.3)%
Retained Deferred Tax Asset		—	—%		—	—%		5,133	1.4%
Non-consolidated Wholly Owned Subsidiaries		(57,572)	(12.6)%		—	—%		—	—%
Other		(376)	(0.1)%		110	0.1%		7,321	2.0%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

Federal Income Taxes Incurred		$20,373	4.5%		$3,370	0.9%		$3,192	0.9%
Change in Net Deferred Income Taxes		59,092	12.9%		101,140	26.1%		123,660	33.1%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

At December 31, 2016, the Company had no net operating loss carryforward.    At December 31, 2016, the Company had no capital loss carryforward. At December 31, 2016, the Company had $11.6 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2016, the Company had $8.1 million minimum tax credit carryforward which will not expire.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

At December 31, 2016, the Company incurred $28.4 million in the current year that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2006 are closed for audit or examination under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the former affiliate, Sun Life of Canada -U.S. Operations Holdings consolidated federal income tax returns. The 2007 through 2009 tax years for the consolidated return were settled at appeals with the Internal Revenue Service (the “IRS”), and the appeals closing documents have been submitted to the Joint Committee on Taxation. The IRS issued the Revenue Agent’s Report for the 2010 through 2013 tax years on December 15, 2016; such years are currently in the appeals process. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the terms of the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2016 and 2015. As of December 31, 2016, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2016 and December 31, 2015. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2016, 2015 and 2014. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2016 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2016 and 2015.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $25.2 million as of December 31, 2016. The Company also had commitments for limited partnership investments of $34.7 million as of December 31, 2015.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $3.5 million for guaranty fund assessments as of December 31, 2016 and 2015, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, which provided that Revenue Ruling 2007-54 was thereby modified and superseded, and that Revenue Ruling 2007-61 was obsolete. Accordingly, the required interest holding, which was used in calculating a company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share of DRD. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Reg. § 801-8(e). For the years ended December 31, 2016, 2015, and 2014, the Company’s financial statements reflect benefits of $10.1 million, $10.6 million, and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2016 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were restricted assets (including pledged assets):

(In Thousands)	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$217,776	$—	$—	$—	$217,776	$440,852	$(223,076)	$—	$217,776	0.58%	0.58%
Subject to Reverse Repurchase Agreements	538,896	—	—	—	538,896	271,730	267,166	—	538,896	1.43%	1.43%
FHLB Capital Stock	16,425	—	—	—	16,425	5,981	10,444	—	16,425	0.04%	0.04%
On Deposit with States	5,005	—	—	—	5,005	4,050	955	—	5,005	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	512,000	—	—	—	512,000	607,594	(95,594)	—	512,000	1.36%	1.36%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	104,934	—	—	—	104,934	141,002	(36,068)	—	104,934	0.28%	0.28%
Other Restricted Assets	407,389	—	—	—	407,389	349,705	57,684	—	407,389	1.08%	1.08%

Total Restricted Assets	$1,802,425	$—	$—	$—	$1,802,425	$1,820,914	$(18,489)	$—	$1,802,425	4.78%	4.78%

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond Collateral to Societe Generale	$—	$—	$—	$—	$—	$37,610	$(37,610)	$—	—%	—%
Derivative Collateral	104,934	—	—	—	104,934	103,392	1,542	104,934	0.28%	0.28%

Total	$104,934	$—	$—	$—	$104,934	$141,002	$(36,068)	$104,934	0.28%	0.28%

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,492	$—	$—	$—	$3,492	$3,142	$350	$3,492	0.01%	0.01%
Restricted Cash from Policyholders	—	—	—	—	—	57,070	(57,070)	—	—%	—%
Restricted Cash—Brokerage Margin	403,897	—	—	—	403,897	289,493	114,404	403,897	1.07%	1.07%

Total	$407,389	$—	$—	$—	$407,389	$349,705	$57,684	$407,389	1.08%	1.08%

Collateral from unsettled trades included cash received from sales of S&P 500 Index exchange-traded funds which funds were not yet purchased. A liability for the future purchase of the funds was included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. The lease expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2016. Rental expenses for 2015 and 2014 were $2.1 million and $2.1 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2016, 2015 and 2014 were $0.2 million, $0.2 million and $0.1 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, this lease expires on November 30, 2026. Rental expenses for 2016 were $0.2 million under this sublease.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expense for 2016 and 2015 was $1.7 million and $0.9 million, respectively, under this lease. No rental expense was incurred for 2014 under this lease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on July 29, 2018. Rental expenses for 2016 were $0.2 million under this sublease.

a. At January 1, 2017, minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2017	$2,822
2018	2,805
2019	2,654
2020	2,667
2021	2,681

Aggregate Total All Future Years	$4,162

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

17.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bore interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2016, 2015, and 2014 were approximately $1.5 million, $1.7 million and $90 thousand, respectively, and the total interest paid under the Replacement Facility in 2016, 2015 and 2014 was approximately $200 thousand, $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Replacement Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the general operations would be accounted for as borrowed money. As of December 31, 2016 there was $365.0 million outstanding to the FHLB.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2016 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX
Year Ended 2015 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,640	2,640	—
Activity Stock	—	—	—
Excess Stock	3,341	3,341	—

Aggregate Total	$5,981	$5,981	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$132,916	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$405,256	$390,734	$365,000
Current Year Separate Accounts Total Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$441,111	$428,111	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$564,071	$549,377	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	—	—	—	—
Other	—	—	—	XXX

Aggregate Total	$—	$—	$—	$—

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

Effective January 1, 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company. The Company invested a total of $48.3 million for the acquisition of SeaBright and for additional capital contributions.

On April 3, 2017 the Company paid an ordinary dividend of $135.4 million dividend to the Parent.

The Company is not aware of any other events that occurred subsequent to December 31, 2016 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2017 to April 28, 2017, the date the financial statements were available to be issued.

62

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(2)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(3)	Payment of Stipulated Amount Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(4)	Waiver of Monthly Deductions Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(5)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(6)	Loan Lapse Protection Rider (Incorporated herein by reference to Registration Statement on Form N-6, File No. 333-144628, filed on July 17, 2007.)

	(7)	Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-143353, filed on May 20, 2009.)

E.	(1)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(2)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(3)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(4)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(5)	Consent Form (Incorporated by reference to Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(6)	Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-143353, filed on May 20, 2009.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor(Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.)

	(3)	Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on April 23, 2004.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(7)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(8)	Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

	(9)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

	(10)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(11)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(12)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(13)	Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(14)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series, and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 26, 2017, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on May 1, 2017.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Jeffrey S. Lange Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Liability Hedging Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed May 1, 2017.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 1st day of May, 2017.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and
Senior Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE
/s/ David E. Sams, Jr.*	Chief Executive Officer and Director	May 1, 2017
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	May 1, 2017
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2017
Kenneth N. Crowley	Dennis A. Cullen, Director
Daniel J. Towriss, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 1, 2017. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J (1)	Powers of Attorney

K	Legal Opinion

N (1)	Consent of Independent Registered Public Accounting Firm

N (2)	Representation of Counsel Pursuant to Rule 485(b)